                                                                    (4)(v)3


                            LUCENT TECHNOLOGIES INC.



                                       and

                              THE BANK OF NEW YORK
                                   as Trustee

                           ---------------------------


                                    INDENTURE

                                   Dated as of

                                 March 19, 2002

                           ---------------------------


               7.75% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2017

                 ----------------------------------------------

                                Table of Contents

                                                                                              Page
                                                                                              ----
                                    ARTICLE 1
                                   DEFINITIONS

Section 1.01.  Definitions......................................................................2

                                    ARTICLE 2
     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES

Section 2.01.  Designation, Amount and Issue of Debentures.....................................13
Section 2.02.  Form of Debentures..............................................................13
Section 2.03.  Date and Denomination of Debentures; Payments of Interest.......................14
Section 2.04.  Execution of Debentures.........................................................16
Section 2.05.  Exchange and Registration of Transfer of Debentures; Restrictions on Transfer;
                 Depositary ...................................................................16
Section 2.06.  Mutilated, Destroyed, Lost or Stolen Debentures.................................25
Section 2.07.  Temporary Debentures............................................................26
Section 2.08.  Cancellation of Debentures Paid, etc............................................26
Section 2.09.  CUSIP Number....................................................................27
Section 2.10.  Agreed Tax Treatment............................................................27
Section 2.11.  Right Of Set-off................................................................27

                                    ARTICLE 3
                            REDEMPTION OF DEBENTURES

Section 3.01.  Redemption at the Company's Option..............................................27
Section 3.02.  Conversion Arrangement on Call for Redemption...................................28
Section 3.03.  Special Event Redemption........................................................29
Section 3.04.  General Provisions Relating to Redemption.......................................29

                                    ARTICLE 4
                      EXTENSION OF INTEREST PAYMENT PERIOD

Section 4.01.  Interest........................................................................32
Section 4.02.  Extension of Interest Payment Period............................................32
Section 4.03.  Notice Of Extension.............................................................34

                                    ARTICLE 5
                           SUBORDINATION OF DEBENTURES

Section 5.01.  Agreement of Subordination......................................................34
Section 5.02.  Payments to Debentureholders....................................................35
Section 5.03.  Subrogation of Debentures.......................................................38
Section 5.04.  Authorization to Effect Subordination...........................................39

Section 5.05.  Notice to Trustee...............................................................39
Section 5.06.  Trustee's Relation to Senior Indebtedness.......................................40
Section 5.07.  No Impairment of Subordination..................................................40
Section 5.08.  Certain Conversions Not Deemed Payment..........................................40
Section 5.09.  Article Applicable to Paying Agents.............................................41
Section 5.10.  Senior Indebtedness Entitled to Rely............................................41
Section 5.11.  Reliance on Judicial Order or Certificate of Liquidating Agent..................41

                                    ARTICLE 6
                       PARTICULAR COVENANTS OF THE COMPANY

Section 6.01.  Payment of Debentures...........................................................41
Section 6.02.  Maintenance of Office or Agency.................................................42
Section 6.03.  Trust Agreement.................................................................42
Section 6.04.  Provisions as to Paying Agent...................................................42
Section 6.05.  Rule 144A Information Requirement...............................................44
Section 6.06.  Stay, Extension and Usury Laws..................................................44
Section 6.07.  Notice of Default...............................................................45
Section 6.08.  Additional Interest.............................................................45
Section 6.09.  Additional Interest Notice......................................................46
Section 6.10.  Additional Sums.................................................................46
Section 6.11.  Restrictions on Dividends.......................................................46
Section 6.12.  Conversion of Debentures........................................................46

                                    ARTICLE 7
       DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 7.01.  Debentureholders' Lists.........................................................47
Section 7.02.  Preservation and Disclosure of Lists............................................47
Section 7.03.  Reports by Trustee..............................................................47
Section 7.04.  Reports by Company..............................................................48

                                    ARTICLE 8
       REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON AN EVENT OF DEFAULT

Section 8.01.  Events of Default; Acceleration of Maturity; Waiver of Default..................49
Section 8.02.  Collection of Indebtedness by Trustee; Trustee May Prove Debt...................51
Section 8.03.  Application of Proceeds.........................................................53
Section 8.04.  Limitation on Suits by Debentureholders.........................................54
Section 8.05.  Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default.........55
Section 8.06.  Control by Debentureholders; Waiver of Defaults.................................55
Section 8.07.  Right of Court to Require Filing of Undertaking to Pay Costs....................56
Section 8.08.  Unconditional Right of Holders to Receive Principal, Premium and Interest
                 and to Convert ...............................................................56

                                    ARTICLE 9
                                   THE TRUSTEE

Section 9.01.  Duties and Responsibilities of Trustee..........................................57
Section 9.02.  Reliance on Documents, Opinions, etc............................................58
Section 9.03.  Notice of Default...............................................................59
Section 9.04.  No Responsibility for Recitals, etc.............................................59
Section 9.05.  Trustee, Paying Agents, Conversion Agents or Registrar May Own Debentures.......60
Section 9.06.  Monies to Be Held in Trust......................................................60
Section 9.07.  Compensation and Indemnity......................................................60
Section 9.08.  Officers' Certificate as Evidence...............................................61
Section 9.09.  Conflicting Interests of Trustee................................................61
Section 9.10.  Eligibility of Trustee..........................................................61
Section 9.11.  Resignation or Removal of Trustee...............................................62
Section 9.12.  Acceptance by Successor Trustee.................................................63
Section 9.13.  Succession by Merger, etc.......................................................64
Section 9.14.  Preferential Collection of Claims...............................................64

                                   ARTICLE 10
                              THE DEBENTUREHOLDERS

Section 10.01.  Action by Debentureholders.....................................................65
Section 10.02.  Proof of Execution by Debentureholders.........................................65
Section 10.03.  Who are Deemed Absolute Owners.................................................65
Section 10.04.  Company-Owned Debentures Disregarded...........................................66
Section 10.05.  Revocation of Actions; Future Holders Bound....................................66

                                   ARTICLE 11
                          MEETINGS OF DEBENTUREHOLDERS

Section 11.01.  Purpose of Meetings............................................................66
Section 11.02.  Call of Meetings by Trustee....................................................67
Section 11.03.  Call of Meetings by Company or Debentureholders................................67
Section 11.04.  Qualifications for Voting......................................................68
Section 11.05.  Regulations....................................................................68
Section 11.06.  Voting.........................................................................68
Section 11.07.  No Delay of Rights by Meeting..................................................69

                                   ARTICLE 12
                             SUPPLEMENTAL INDENTURES

Section 12.01.  Supplemental Indentures Without Consent of Debentureholders....................69
Section 12.02.  Supplemental Indenture with Consent of Debentureholders........................71
Section 12.03.  Effect of Supplemental Indenture...............................................72
Section 12.04.  Notation on Debentures.........................................................72
Section 12.05.  Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee....73

                                   ARTICLE 13
                              SUCCESSOR CORPORATION

Section 13.01.  Consolidation, Merger, Sale or Conveyance......................................73
Section 13.02.  Assumption and Substitution....................................................73
Section 13.03.  Opinion of Counsel.............................................................74

                                   ARTICLE 14
                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 14.01.  Discharge of Indenture.........................................................74
Section 14.02.  Deposited Monies to Be Held in Trust by Trustee................................75
Section 14.03.  Paying Agent to Repay Monies Held..............................................75
Section 14.04.  Return of Unclaimed Monies.....................................................75
Section 14.05.  Reinstatement..................................................................76

                                   ARTICLE 15
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 15.01.  Indenture and Debentures Solely Corporate Obligations..........................76

                                   ARTICLE 16
                            CONVERSION OF DEBENTURES

Section 16.01.  Right to Convert...............................................................76
Section 16.02.  Exercise of Conversion Privilege; Issuance of Common Stock on Conversion;
                  No Adjustment for Interest or Dividends......................................77
Section 16.03.  Scrip or Cash in Lieu of Fractional Shares.....................................79
Section 16.04.  Conversion Price...............................................................80
Section 16.05.  Adjustment of Conversion Price.................................................80
Section 16.06.  Taxes on Shares Issued.........................................................87
Section 16.07.  Reservation of Shares; Shares to Be Fully Paid; Compliance with Governmental
                  Requirements; Listing of Common Stock........................................87
Section 16.08.  Responsibility of Trustee......................................................88
Section 16.09.  Notice to Holders Prior to Certain Actions.....................................89

                                   ARTICLE 17
                                CHANGE OF CONTROL

Section 17.01.  Change of Control Put Right....................................................89

                                   ARTICLE 18
                            MISCELLANEOUS PROVISIONS

Section 18.01.  Provisions Binding on Company's Successors.....................................92
Section 18.02.  Official Acts by Successor Corporation.........................................92
Section 18.03.  Addresses for Notices, etc.....................................................92

Section 18.04.  Governing Law..................................................................93
Section 18.05.  Evidence of Compliance with Conditions Precedent; Certificates To Trustee......93
Section 18.06.  Legal Holidays.................................................................94
Section 18.07.  Trust Indenture Act............................................................94
Section 18.08.  No Security Interest Created...................................................94
Section 18.09.  Benefits of Indenture..........................................................94
Section 18.10.  Table of Contents, Headings, etc...............................................94
Section 18.11.  Authenticating Agent...........................................................94
Section 18.12.  Execution in Counterparts......................................................95
Section 18.13.  Severability...................................................................95
Section 18.14.  No Adverse Interpretation Of Other Agreements..................................96

Reconciliation and Tie Between the Trust Indenture Act of 1939 and Indenture, dated as of March 19, 2002 between Lucent Technologies Inc. and The Bank of New York, as Trustee.

TRUST INDENTURE ACT SECTION                                                 INDENTURE SECTION
Section 310(a)(1).........................................................................9.10
           (a)(2).........................................................................9.10
           (a)(3).........................................................................N.A.
           (a)(4).........................................................................N.A.
           (a)(5).........................................................................N.A.
           (b)................................................................9.09; 9.11; 9.12
Section 311(a)............................................................................9.14
           (b)............................................................................9.14
           (b)(2).........................................................................9.14
Section 312(a)...................................................................7.01; 7.02(a)
           (b).........................................................................7.02(b)
           (c).........................................................................7.02(c)
Section 313(a).........................................................................7.03(a)
           (b).........................................................................7.03(a)
           (c).........................................................................7.03(a)
           (d).........................................................................7.03(b)
Section 314(a)............................................................................7.04
           (b)............................................................................N.A.
           (c)(1)........................................................................18.05
           (c)(2)........................................................................18.05
           (c)(3).........................................................................N.A.
           (d)............................................................................N.A.
           (e)...........................................................................18.05
Section 315(a)............................................................................9.01
           (b)............................................................................9.03
           (c)............................................................................9.01
           (d)............................................................................9.01
           (d)(1)......................................................................9.01(a)
           (d)(2)......................................................................9.01(b)
           (d)(3)......................................................................9.01(c)
           (e)............................................................................8.07
Section 316(a)............................................................................8.06
           (a)(1)(A)......................................................................8.06
           (a)(1)(B)......................................................................8.06
           (a)(2).........................................................................N.A.
           (b)............................................................................8.04
Section 317(a)(1).........................................................................8.02
           (a)(2).........................................................................8.02
           (b)............................................................................6.04
Section 318(a)...........................................................................18.07


-------------------
* Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
**    Note: N.A. means Not Applicable.

                                    INDENTURE

         INDENTURE, dated as of March 19, 2002, between Lucent Technologies Inc., a Delaware corporation (hereinafter called the "Company"), having its principal office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and The Bank of New York, a New York banking corporation, as trustee hereunder (hereinafter called the "Trustee"), having its principal corporate trust office at 101 Barclay Street, New York, New York 10286.

                              W I T N E S S E T H:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 7.75% Convertible Subordinated Debentures due 2017 (hereinafter called the "Debentures"), in an aggregate principal amount not to exceed the aggregate Liquidation Preference of the Preferred Securities and the aggregate liquidation amount of the Common Securities and to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Company has caused to be formed Lucent Technologies Capital Trust I (the "Trust") as a statutory business trust under the Business Trust Act of the State of Delaware (12 Del. Code ss. 3801 et seq.) pursuant to a trust agreement dated February 1, 2002 (the "Original Trust Agreement"), and the filing of a certificate of trust with the Secretary of State of the State of Delaware on February 1, 2002; and

         WHEREAS, the Original Trust Agreement is to be amended and restated in its entirety pursuant to an Amended and Restated Trust Agreement dated as of March 19, 2002 (such Amended and Restated Trust Agreement, as amended from time to time, the "Trust Agreement"); and

         WHEREAS, the Trust desires to issue its 7.75% Cumulative Convertible Trust Preferred Securities (the "Preferred Securities") and sell such Preferred Securities to the initial purchasers; and

         WHEREAS, in connection with such purchases of Preferred Securities and the related purchase by the Company of the Common Securities of the Trust, the Trust will purchase as trust assets the Debentures; and

         WHEREAS, pursuant to the Trust Agreement, the legal title to the Debentures shall be owned and held of record in the name of The Bank of New York or its successor under the Trust Agreement, as property trustee (the "Property Trustee"), in trust for the benefit of holders of the Preferred Securities and the Common Securities; and

         WHEREAS, the Debentures, the certificate of authentication to be borne by the Debentures, a form of assignment, a form of option to elect redemption upon a Change of Control and a form of conversion notice to be borne by the Debentures are to be substantially in the forms hereinafter provided for; and

         WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures (except as otherwise provided below), as follows:

                                   ARTICLE 1
                                   DEFINITIONS

         Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein", "hereof", "hereunder", and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

         "Additional Interest" means additional interest on the Debentures payable following a Registration Default pursuant to Section 6.08.

         "Additional Interest Notice" has the meaning specified in Section 6.09.

         "Additional Sums" has the meaning specified in Section 6.10.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided, however, that an Affiliate of the Company shall not be deemed to include the Trust. For the purposes of this definition, "control", when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Board of Directors" means the board of directors of the Company or a committee of that board duly authorized to act for it hereunder.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not (1) a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to remain closed or
(2) a day on which the Corporate Trust Office or the corporate trust office of the Property Trustee (as defined in the Trust Agreement) is closed for business.

         "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents, however designated, of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

         "Certificated Debenture" has the meaning specified in Section 2.05(b)

         "Change of Control" means, with respect to the Company, the occurrence of any of the following:

         (a) if any "person" or "group" (as such terms are used in Section 13(d) and Section 14(d) of the Exchange Act or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the total voting power of the Voting Stock of the Company; or

         (b) if the Company consolidates or merges with or into any other Person, other than a consolidation or merger under a transaction in which the outstanding Voting Stock of the Company remains outstanding or is changed into or exchanged for cash, securities or other property with the effect that the beneficial owners of the Company's outstanding Voting Stock immediately before that transaction, beneficially own, directly or indirectly, more than 50% of the Voting Stock, measured by voting power rather than number of shares, of the surviving corporation immediately following that transaction; or

         (c) upon the sale, transfer, assignment, lease, conveyance or other disposition, directly or indirectly, of all or substantially all the assets of the Company and its Subsidiaries considered as a whole; or

         (d) if during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election or appointment by the Board of Directors or whose nomination for election by the Company's stockholders was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

         "Clearing Agency" has the meaning specified in the Trust Agreement.

         "Common Stock" means common stock, par value $.01 per share, of the Company.

         "Company" means the corporation named as the "Company" in the first paragraph of this Indenture, and, subject to the provisions of Article 13, shall include its successors and assigns.

         "Company Redemption Price" means 100% of the aggregate principal amount of the Debentures to be redeemed plus an amount equal to accrued and unpaid Interest to, but excluding, the Redemption Date.

         "Compounded Interest" has the meaning specified in Section 4.02(a).

         "Common Security" has the meaning specified in the Trust Agreement.

         "Conversion Agent" has the meaning specified in the Trust Agreement.

         "Conversion Price" has the meaning specified in Section 16.04.

         "Corporate Trust Office" or other similar term, means the designated office of the Trustee at which at any particular time its corporate trust business shall be administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, 21st Floor West, New York, New York 10286, Attention: Corporate Trust Administration.

         "Current Market Price" of the Common Stock means (a) in the case of
Section 16.05(a)(iii), the average of the Sale Prices of the Common Stock for the five consecutive Trading Days selected by the Board of Directors beginning not more than 20 Trading Days before, and ending not later than the date immediately preceding the record date for the event described in Section 16.05(a)(iii), (b) in the case of Section 16.05(a)(iv), the average of the Sale Prices of the Common Stock for the first 10 Trading Days from, and including, the first day that the Common Stock trades ex-distribution and (c) in the case of Section 16.05(a)(viii), the average of the Sale Prices of Common Stock for the period of five consecutive Trading Days after the Common Stock trades ex-distribution; provided, that the Current Market Price of the Common Stock in connection with a Spin-Off shall mean the average of the Sale Prices of the Common Stock over the first 10 Trading Days after the effective date of the Spin-Off; provided further, that if an Initial Public Offering of the securities being distributed in any Spin-Off is to be effected simultaneously with such Spin-Off, the Current Market Price of the Common Stock shall mean the Sale Price of the Common Stock on the Trading Day on which the Initial Public Offering price of such securities is determined.

         "Custodian" means The Bank of New York, as custodian with respect to the Debentures in global form, or any successor entity thereto.

         "Debenture" or "Debentures" means any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture, including any Global Debenture.

         "Debenture Register" has the meaning specified in Section 2.05(a).

         "Debenture Registrar" has the meaning specified in Section 2.05(a).

         "Debentureholder" or "holder" as applied to any Debenture, or other similar terms (but excluding the term "beneficial holder"), means any Person in whose name at the time a particular Debenture is registered on the Debenture Registrar's books.

         "Defaulted Interest" has the meaning specified in Section 2.03.

         "Depositary" means, with respect to the Debentures issuable or issued in whole or in part in global form, the Person specified in Section 2.05(e) as the Depositary with respect to such Debentures, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

         "Direct Action" has the meaning specified in Section 8.08.

         "Dissolution Event" means the dissolution of the Trust and the distribution of any Outstanding Debentures to the holders of Preferred Securities pursuant to Article 9 of the Trust Agreement.

         "Distributions" has the meaning specified in the Trust Agreement.

         "Event of Default" means any event specified in Section 8.01.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "Expiration Time" has the meaning set forth in Section 16.05(a)(vii).

         "Extended Interest Payment Period" has the meaning set forth in Section 4.02(a).

         "Fair Market Value" means (i) in the case of a distribution referred to in the first paragraph of Section 16.05(a)(iv) or a tender or exchange offer referred to in Section 16.05(a)(vii), the value determined by the Board of Directors, whose determination in good faith shall be conclusive, (ii) in the case of securities to be distributed to the holders of the Common Stock in connection with a Spin-Off that is not effected simultaneously with an Initial Public Offering of the securities being distributed in the Spin-Off, the average of the Sale Prices of those securities over the first 10 Trading Days after the effective date of the Spin-Off; provided that with respect to a Spin-Off of Agere Systems Inc., only the Sale Price of Class B common stock of Agere Systems Inc. shall be considered and (iii) in the case of securities being distributed in any Spin-Off that is effected simultaneously with an Initial Public Offering, the Initial Public Offering price.

         "Fundamental Change" has the meaning specified in Section 16.05(a)(v).

         "Global Debenture" means a Debenture in permanent global fully registered form registered in the name of the Depositary or the nominee of the Depositary.

         "Guarantee Agreement" means the Guarantee Agreement dated as of March 19, 2002, between the Company and The Bank of New York, as guarantee trustee.

         "Hedging Agreements" means with respect to any Person any (a) interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement or (b) foreign exchange contract, currency swap agreement or other similar agreement or arrangements, as to which such Person is party or a beneficiary.

         "Holder of Preferred Securities" means the Owner, as defined in the Trust Agreement, of such Preferred Securities.

         "Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         "Initial Public Offering" means, in the event of a Spin-Off, the first time securities of the same class or type as the securities being distributed in the Spin-Off are bona fide offered to the public for cash.

         "Initial Purchasers" means the purchasers set forth on Schedule I to the Purchase Agreement.

         "Interest" means an annual rate of 7.75% of the principal amount of the Debentures, plus Compounded Interest and Additional Interest, if any.

         "Interest Payment Date" means each March 15, June 15, September 15 and December 15, commencing on June 15, 2002.

         "Investment Company Event" means the receipt by the Property Trustee, on behalf of the Trust, of an opinion of counsel, rendered by a law firm having a recognized national securities law practice (which opinion shall not have been rescinded by such law firm), to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority effective on or after the date of original issuance of the Preferred Securities, there is more than an insubstantial risk that the Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended.

         "Liquidation Preference" has the meaning specified in the Trust Agreement.

          "Maturity Date" means, with respect to the Debentures, March 15, 2017.

         "Ministerial Action" has the meaning specified in Section 3.03(b).

          "Non Book-Entry Preferred Securities" has the meaning specified in
Section 2.05(c)(ii).

         "Non-Payment Default" has the meaning specified in Section 5.02(ii).

         "Non-Public Consideration" has the meaning specified in Section 16.05(a)(vi).

         "Notice" means, unless otherwise specified or required by applicable law, publication on Bloomberg or the Company's website or by any other electronic means of publication reasonably calculated to constitute notice.

         "Notice of Default" has the meaning specified in Section 8.01(a).

         "Notice of Election of Redemption Upon a Change of Control" has the meaning specified in Section 17.01(e).

         "Officer" means the Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller or any Assistant Controller, the Secretary or any Assistant Secretary of the Company.

         "Officers' Certificate" means a certificate signed by two Officers.

         "Original Trust Agreement" has the meaning specified in the second Whereas clause to this Indenture.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company.

         "Optional Redemption Price" has the meaning specified in Section 3.01.

         "Outstanding", when used with reference to Debentures and subject to the provisions of Section 10.04, means, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except:

         (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation or tendered for conversion;

         (b) Debentures, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited with the Trustee or with any paying agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) for the holders of such Debentures or (ii) which shall have been otherwise discharged in accordance with Article 14;

         (c) Debentures in lieu of which, or in substitution for which, other Debentures shall have been authenticated and delivered pursuant to the terms of
Section 2.06, other than any such Debentures in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debentures are held by a bona fide purchaser in whose hands such Debentures are valid obligations of the Company; and

         (d) Debentures converted into Common Stock pursuant to Article 16 and Debentures deemed not outstanding pursuant to Article 3.

         "Payment Blockage Notice" has the meaning specified in Section
5.02(ii).

         "Payment Default" has the meaning specified in Section 5.02(i).

         "Person" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

         "Portal Market" means the PORTAL Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

         "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture, and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.06 in lieu of a mutilated, lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture that it replaces.

         "Preferred Securities" has the meaning specified in the fourth Whereas clause to this Indenture.

         "Property Trustee" has the meaning specified in the sixth Whereas clause to this Indenture.

         "Purchase Agreement" means that certain Purchase Agreement, dated as of March 13, 2002, by and among the Company, the Trust and Morgan Stanley & Co., Incorporated and Salomon Smith Barney Inc. as representatives of the Initial Purchasers.

         "Purchased Shares" has the meaning set forth in Section 16.05(a)(vii).

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Record Date" has the meaning specified in Section 2.03.

         "Redemption Date" shall mean in the case of a redemption pursuant to
Section 3.01, Section 3.03 and Section 17.01, the date fixed for redemption.

         "Redemption Notice" means a notice of redemption provided by or on behalf of the Company to the Debentureholders.

         "Redemption Price" means the Optional Redemption Price or the Company Redemption Price, as the case may be.

         "Registration Default" has the meaning set forth in the Registration Rights Agreement.

         "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of March 13, 2002, by and among the Company, the Trust and Morgan Stanley & Co., Incorporated and Salomon Smith Barney Inc., as representatives of the Initial Purchasers, as amended from time to time in accordance with its terms.

         "Regulation S" means Regulation S under the Securities Act.

         "Representative" means (a) the indenture trustee or other trustee, agent or representative for holders of Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Restricted Securities" has the meaning specified in Section 2.05(e).

         "Rule 144A" means Rule 144A as promulgated under the Securities Act.

         "Sale Price" of the Common Stock on any Trading Day means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average asked prices) on such Trading Day as reported on the principal U.S. securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market.

         "SEC" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture the U.S. Securities and Exchange Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Senior Indebtedness" means: (a) the Company's indebtedness for money borrowed, including the principal of, premium, if any, and accrued and unpaid interest thereon, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed; (b) guarantees by the Company of indebtedness for money borrowed, including the principal of, premium, if any, and accrued and unpaid interest thereon, by any other Person, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed; (c) obligations of the Company under any agreement to lease, or lease of, any real personal property, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed;
(d) obligations of the Company's in respect of letters of credit, performance bonds, surety bonds and similar obligations; (e) obligations of the Company in respect of Hedging Agreements; (f) modifications, renewals, extensions and refundings of any such indebtedness, liabilities or obligations described in (a) through (e) above, unless, in the case of any of (a) through (f) above, the instrument creating or evidencing the same or pursuant to which the same is outstanding provides that such indebtedness, liabilities or obligations, or such modification, renewal, extension or refunding thereof, or the Company's obligations pursuant to such a guarantee, are not senior in right of payment to the Debentures or expressly provides that such indebtedness is "pari passu" or "junior" to the Debentures; (g) indebtedness, other than indebtedness described in clause (a) above, evidenced by notes, debentures, bonds or other instruments of indebtedness for the payment of which the Company is responsible or liable, by guarantees or otherwise, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed; (h) any other indebtedness, liability or obligation, contingent or otherwise, of the Company and any guarantee, endorsement or other contingent obligation in respect thereof, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed; and (i) modifications, renewals, extensions and refundings of any indebtedness, liabilities or obligations described in clauses (g) or (h) above, if, in the case of any of clauses (g),
(h) or (i) above, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such indebtedness, liability or obligation is senior in right of payment to the Debentures. Notwithstanding the foregoing, the term Senior Indebtedness shall not include any indebtedness of the Company to any Subsidiary of the Company. If any payment made to any holder of any Senior Indebtedness or its Representative with respect to such Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated indebtedness of the Company arising as a result of such rescission or return shall constitute Senior Indebtedness effective as of the date of such rescission or return.

         "Spin-Off" means a dividend or other distribution of shares of Capital Stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Company.

         "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

         "Tax Event" means the receipt by the Property Trustee, on behalf of the Trust, of an opinion of counsel, rendered by a law firm having a recognized national tax and securities law practice (which opinion shall not have been rescinded by such law firm), to the effect that, as a result of: (i) any amendment to, or change, including any announced prospective change, in the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein affecting taxation, or (ii) as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under the Trust Agreement, there is more than an insubstantial risk that: (a) the Trust is, or within 90 days of the date thereof will be, subject to United States Federal income tax with respect to income received or accrued on the Debentures, (b) interest payable by the Company on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Company, in whole or in part, for United States Federal income tax purposes, or (c) the Trust is, or within 90 days of the date thereof will be, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

         "Trading Day" means each day on which the securities exchange or quotation system that is used to determine the Sale Price is open for trading or quotation.

         "Trust" has the meaning specified in the second Whereas clause to this Indenture.

         "Trust Agreement" has the meaning specified in the third Whereas clause to this Indenture.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in
Section 12.03; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means The Bank of New York and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

         "Vice President" has the meaning specified in Section 2.01.

         "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors, or persons performing similar functions, of such Person, whether at all times or only for so long as no senior class of securities has such voting power by reason of any contingency.

                                   ARTICLE 2
     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES

         Section 2.01. Designation, Amount and Issue of Debentures. The Debentures shall be designated as "7.75% Convertible Subordinated Debentures due 2017". Except pursuant to Section 2.05, Section 2.06, Section 2.07, Section 3.04(b), Section 12.04 and Section 16.02, hereof, Debentures not to exceed $1,804,124,000, or $2,061,856,000 if the over-allotment option, as set forth in the Purchase Agreement, with respect to the offering of the Preferred Securities is executed in full, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by the Chairman of the Board of Directors or any Vice-Chairman of the Board of Directors or the Chief Executive Officer, Chief Financial Officer, President, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President", such Person a "Vice President"), Treasurer or any Assistant Treasurer, its Controller or any Assistant Controller or Secretary or any Assistant Secretary of the Company, without any further action by the Company hereunder.

         Section 2.02. Form of Debentures. The Debentures and the Trustee's certificate of authentication to be borne by such Debentures shall be substantially in the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture.

         Any of the Debentures may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Debentures may be listed, or to conform to usage.

         Any Global Debenture shall represent such of the Outstanding Debentures as shall be specified therein and shall provide that it shall represent the aggregate amount of Outstanding Debentures from time to time endorsed thereon and that the aggregate amount of Outstanding Debentures represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Global Debenture to reflect the amount of any increase or decrease in the amount of Outstanding Debentures represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Debentures in accordance with this Indenture. Payment of principal of and interest and premium, if any, on any Global Debenture shall be made to the holder of such Debenture.

         The terms and provisions contained in the form of Debenture attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Section 2.03. Date and Denomination of Debentures; Payments of Interest. The Debentures are issuable in fully registered form, without coupons, in denominations equal to integral multiples of $1,000. Every Debenture shall be dated the date of its authentication and shall bear interest from the applicable date in each case as specified on the face of the form of Debenture attached as Exhibit A hereto. Interest on the Debentures shall be computed on the basis of a 360-day year comprised of twelve (12) 30-day months. For periods less than a full month, interest on the Debentures shall be computed on the basis of the actual number of elapsed days based on a 360-day year.

         The Person in whose name any Debenture (or its Predecessor Debenture) is registered on the Debenture Register at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. In the case of any Debenture (or portion thereof) that is converted into Common Stock during the period from (but excluding) a Record Date to (but excluding) the next succeeding Interest Payment Date, such Debenture (or portion thereof) that is submitted for conversion during such period shall be accompanied by funds equal to the interest payable on such succeeding Interest Payment Date on the principal amount so converted, as provided in the penultimate paragraph of Section 16.02 hereof; provided that no such funds must be delivered with respect to a Debenture (or portion thereof) called for redemption on a Redemption Date occurring after such Record Date and before such Interest Payment Date. Interest shall be payable at the office or agency of the Company maintained by the Company for such purposes in the Borough of Manhattan, City of New York, which shall initially be an office or agency of the Trustee and may, as the Company shall specify to the paying agent in writing by each Record Date, be paid either (i) by check mailed to the address of the Person entitled thereto as it appears in the Debenture Register (provided that the holder of Debentures with an aggregate principal amount in excess of $2,000,000 shall, at the written election of such holder, be paid by wire transfer in immediately available funds) or (ii) by wire transfer to an account maintained by the Person entitled thereto as specified in the Debenture Register, provided that proper transfer instructions have been received by the relevant Record Date;

provided, however, that payments to the Depositary will be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The term "Record Date" with respect to any Interest Payment Date shall mean the fifteenth day, whether or not a Business Day, next preceding such Interest Payment Date.

         Any interest on any Debenture that is payable, but is not punctually paid or duly provided for, on the date stipulated in the Debenture or at the termination of any Extended Interest Payment Period (herein called "Defaulted Interest") shall forthwith cease to be payable to the Debentureholder on the relevant Record Date by virtue of his having been such Debentureholder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

                  (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Debenture and the date of the payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Person entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment, the Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Debentureholder at his address as it appears in the Debenture Register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (ii) of this Section 2.03.

                  (ii) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Debentures may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 2.04. Execution of Debentures. The Debentures shall be signed in the name and on behalf of the Company by the manual or facsimile signature of the Chairman of the Board of Directors or any Vice-Chairman of the Board of Directors or the Chief Executive Officer, Chief Financial Officer, President, any Vice President, Treasurer or any Assistant Treasurer or Controller or any Assistant Controller of the Company, and may but need not have its corporate seal reproduced thereon which may but need not be attested by the manual or facsimile signature of its Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Debentures as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Debenture attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 18.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture. Upon the written order of the Company referred to in Section 2.01, the Trustee shall authenticate the Debentures for original issue.

         In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debentures had not ceased to be such officer of the Company, and any Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Upon receipt of (i) Debentures executed by the Company and (ii) an Officer's Certificate specifying the amount of Debentures to be authenticated and the date on which such Debentures are to be authenticated, the Trustee will authenticate and deliver such Debentures.

         Section 2.05. Exchange and Registration of Transfer of Debentures; Restrictions on Transfer; Depositary.

         (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 6.02 being herein sometimes collectively referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Debenture Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided. The Company may appoint one or more co-registrars in accordance with Section 6.02.

         Upon surrender for registration of transfer of any Debenture to the Debenture Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

         Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at any such office or agency maintained by the Company pursuant to Section 6.02. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Debentureholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

         All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

         All Debentures presented or surrendered for registration of transfer or for exchange, redemption or conversion shall (if so required by the Company or the Debenture Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, and the Debentures shall be duly executed by the Debentureholder thereof or his attorney duly authorized in writing.

         No service charge shall be made to any Debentureholder for any registration of transfer or exchange of Debentures, but the Company may require payment by the Debentureholder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures.

         Neither the Company nor the Trustee nor any Debenture Registrar or co-registrars shall be required to exchange or register a transfer of (a) any Debentures for a period beginning at the opening of business fifteen (15) days next preceding any selection of Debentures to be redeemed and ending at the close of business on the earliest date on which the relevant notice is deemed to have been given to all holders of Debentures to be so redeemed, (b) any Debentures or portions thereof selected for redemption pursuant to Article 3, except the unredeemed portion of any Debentures being redeemed in part, (c) any Debentures or portions thereof surrendered for conversion pursuant to Article 16 or (d) any Debentures or portions thereof tendered for redemption (and not withdrawn) pursuant to Article 17.

         (b) As long as the Property Trustee is the registered owner of the Debentures, the Debentures shall be issued in certificates in definitive form ("Certificated Debentures").

         (c) In connection with a Dissolution Event:

                  (i) Debentures in certificated form may be presented to the Trustee by the Property Trustee in exchange for one or more Global Debentures representing the Debentures in an aggregate principal amount equal to all Outstanding Debentures, and such Global Debenture(s) shall be delivered by the Trustee to the Depositary, or its custodian, for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees (as defined in the Trust Agreement); provided that the Company may elect to issue Certificated Debentures in an amount equal to the aggregate liquidation amount of the Common Securities. The Company upon any such presentation shall execute one or more Global Debenture(s) representing the Debentures in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with this Indenture. Payments on the Debentures issued as a Global Debenture will be made to the Depositary; and

                  (ii) if any Preferred Securities are held in non book-entry certificated form, the Debentures in certificated form may be presented to the Trustee by the Property Trustee and any Preferred Security Certificate (as defined in the Trust Agreement) that represents Preferred Securities other than Preferred Securities held by the Clearing Agency or its nominee ("Non Book-Entry Preferred Securities") will be deemed to represent beneficial interests in Debentures presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate Liquidation Preference of the Non Book-Entry Preferred Securities until such Preferred Security Certificate is presented to the Debenture Registrar for transfer or reissuance at which time such Non Book-Entry Preferred Security Certificate will be canceled and a Debenture, registered in the name of the holder of the Preferred Security Certificate or the transferee of the holder of such Preferred Security Certificate, as the case may be, with an aggregate principal amount equal to the aggregate Liquidation Preference of the Preferred Security Certificate canceled will be executed by the Company and delivered to the Trustee for authentication and delivery in accordance with this Indenture. On issue of such Debentures, Debentures with an equivalent aggregate amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

         (d) The transfer and exchange of beneficial interests in any Global Debenture shall be effected through the Depositary in accordance with this Indenture (including any applicable restrictions on transfer herein) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Debenture shall deliver to the Debenture Registrar a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Debenture. The Debenture Registrar shall, in accordance with such instructions instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Debenture and to debit the account of the Person making the transfer the beneficial interest in the Global Debenture being transferred. The Trustee shall make appropriate endorsements to reflect increases or decreases in the principal amounts of any such Global Debenture as set forth on the face of the Debenture to reflect any such transfers. Except as provided below, beneficial owners of a Global Debenture shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of Certificated Debentures and will not be considered holders of any such Global Debenture.

         Any Global Debenture may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Debentures to be tradable on the Portal Market or as may be required for the Debentures to be tradable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Debentures may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Debentures are subject.

         (e) Every Global Debenture or Certificated Debenture that bears or is required under this Section 2.05(e) to bear the legend set forth in this Section 2.05(e) (together with any Common Stock issued upon conversion of the Debentures and required to bear the legend set forth in Section 2.05(f), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.05 (including those set forth in the legend set forth below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of, or of an interest in, each such Restricted Security, by such Debentureholder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(e), the term

"transfer" encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security.

         Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Debenture (and all securities issued in exchange therefore or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(f), if applicable) shall bear a legend in substantially the following form, unless such Debenture has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

                  NEITHER THIS SECURITY NOR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY OR AN AFFILIATE OF THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY),
                  (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE

                  TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AS INDICATED BY THE
                  BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT (I) IT IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (Y) A NON-U.S. PERSON AND (II) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. HEDGING TRANSACTIONS INVOLVING SECURITIES SOLD IN RELIANCE ON REGULATION S MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

         Any Debenture (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to conditions for removal of the foregoing legend set forth therein have been satisfied (including, without limitation, after a transfer pursuant to and during the period of the effectiveness of a shelf registration statement) may, upon surrender of such Debenture for exchange to the Debenture Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Debenture or Debentures, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.05(e).

         Notwithstanding any other provisions of this Section 2.05, unless and until it is exchanged for Certificated Debentures in accordance with the provisions of this Section 2.05, a Global Debenture may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         The Depositary shall be a Clearing Agency. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Debentures. Initially, the Global Debentures shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Custodian for Cede & Co.

         If at any time the Depositary for a Global Debenture notifies the Company that it is unwilling or unable to continue as Depositary for such Debenture, the Company may appoint a successor Depositary with respect to such Debenture. If a successor Depositary is not appointed by the Company within 120 days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Debentures, will authenticate and deliver, Certificated Debentures, in aggregate principal amount equal to the principal amount of such Global Debenture, in exchange for such Global Debenture.

         The Company may at any time and in its sole discretion determine that the Debentures shall no longer be represented by one or more Global Debentures or Securities. In such event the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Debentures, will authenticate and deliver, Certificated Debentures, in any authorized denominations, in aggregate principal amount equal to the principal amount of such Global Debentures, in exchange for such Global Debentures.

         If a Certificated Debenture is issued in exchange for any portion of a Global Debenture after the close of business at the office or agency where such exchange occurs on any Record Date and before the opening of business at such office or agency on the next succeeding Interest Payment Date, interest will not be payable on such Interest Payment Date in respect of such Certificated Debenture, but will be payable on such Interest Payment Date, subject to the provisions of Section 2.03, only to the Person to whom interest in respect of such portion of such Global Debenture is payable in accordance with the provisions of this Indenture.

         Certificated Debentures issued in exchange for all or a part of a Global Debenture pursuant to this Section 2.05 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Certificated Debentures to the Persons in whose names such Certificated Debentures are so registered.

         In the event that a Global Debenture that is a Restricted Security is exchanged for Certificated Debentures, prior to the effectiveness of the Shelf Registration Statement, as defined in the Registration Rights Agreement, such Certificated Debentures may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.05 (including the certification requirements set forth on the reverse of the form of Debenture set forth in Exhibit A intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

         At such time as all interests in a Global Debenture have been redeemed, converted, canceled or exchanged for Certificated Debentures, such Global Debenture shall be delivered to the Trustee and, upon receipt thereof, shall be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Debenture is exchanged for Certificated Debentures, redeemed, converted, repurchased or canceled, the principal amount of such Global Debenture shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced and an endorsement shall be made on such Global Debenture, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

         (f) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of any Debenture shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock has been issued upon conversion of Debentures pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such conversion), or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR ANY PREDECESSOR SECURITY HERETO) OR
                  (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY OR AN AFFILIATE OF THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON

                  THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT (I) IT IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (Y) A NON-U.S. PERSON AND (II) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. HEDGING TRANSACTIONS INVOLVING THIS SECURITY MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

         Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied (including, without limitation, after a transfer pursuant to and during the effectiveness of a shelf registration statement) may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.05(f).

         (g) Any Debenture or Common Stock issued upon the conversion or exchange of a Debenture that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Debentures or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

         (h) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Debenture (including any transfers between or among Depositary participants, members or beneficial owners in any Global Debenture) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 2.06. Mutilated, Destroyed, Lost or Stolen Debentures. In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its sole discretion may execute, and upon the Company's written request to the Trustee or an authenticating agent appointed by the Trustee, the Trustee or such authenticating agents shall authenticate and make available for delivery, a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to hold each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

         Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence, as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Debenture and make available for delivery such Debenture. Upon the issuance of any substituted Debenture, the Company may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption or has been tendered for redemption (and not withdrawn) or is to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Debenture), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any paying agent or conversion agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

         Every substitute Debenture issued pursuant to the provisions of this
Section 2.06 by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. To the extent permitted by law, all Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

         Section 2.07. Temporary Debentures. In the event that Certificated Debentures are to be issued under the terms of this Indenture, until such Certificated Debentures are ready for delivery, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Debentures (printed or lithographed). Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the Certificated Debentures, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every such temporary Debenture shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Certificated Debentures. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent Certificated Debentures (other than in the case of Global Debentures) and thereupon any or all temporary Debentures (other than any such Global Debenture) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section
6.02 and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Debentures an equal aggregate principal amount of Certificated Debentures. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Certificated Debentures authenticated and delivered hereunder.

Section 2.08. Cancellation of Debentures Paid, etc. All Debentures surrendered for the purpose of payment, redemption, conversion, exchange or registration of transfer shall, if surrendered to the Company or any paying agent or any Debenture Registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Debentures in accordance with its customary procedures. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the Company elects to surrender such Debentures to the Trustee for cancellation in which case they shall be promptly cancelled by the Trustee and no Debentures shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Indenture.

         Section 2.09. CUSIP Number. The Company in issuing the Debentures may use a "CUSIP" number (if then generally in use), and, if so, the Trustee shall use a "CUSIP" number in notices of redemption as a convenience to Debentureholders; provided, however, that any such notice may state that no representation is made as to the correctness of such number either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such number. The Company will promptly notify the Trustee of any change in the "CUSIP" number.

         Section 2.10. Agreed Tax Treatment. Each Debenture issued hereunder shall provide that the Company and, by its acceptance of a Debenture or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, such Debenture agree to treat such Debenture as indebtedness of the Company for United States Federal, state and local tax purposes.

         Section 2.11. Right Of Set-off. Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set-off any payment it is otherwise required to make hereunder in respect of the Debentures to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment relating to the Debentures under the Guarantee Agreement.

                                   ARTICLE 3
                            REDEMPTION OF DEBENTURES

         Section 3.01. Redemption at the Company's Option. The Debentures may be redeemed by the Company for cash, in whole or in part, at any time on or after March 20, 2007, upon delivery of a Redemption Notice as set forth in Section 3.04, at the following prices (expressed in percentages of principal amount) if redeemed during the 12-month period commencing March 20 in each year of the following years indicated:

           Year              Redemption Price
           ----              ----------------
2007....................              103.88%
2008....................              103.10%
2009....................              102.33%
2010....................              101.55%
2011....................              100.78%
2012 and thereafter                   100.00%


plus an amount equal to accrued and unpaid Interest, if any, on the Debentures to be redeemed, to, but excluding, the date of redemption (the "Optional Redemption Price").

         The Company may not redeem the Debentures in part unless all accrued and unpaid Interest shall have been paid in full on all Outstanding Debentures to be redeemed on the Interest Payment Date immediately preceding the Redemption Date unless such amount will be paid in connection with such redemption. So long as the corresponding Trust Securities, as defined in the Trust Agreement, are outstanding, the proceeds from the redemption of the Debentures will be used to redeem the Trust Securities.

         Section 3.02. Conversion Arrangement on Call for Redemption. In connection with any call for redemption of Debentures, the Company may arrange for the purchase and conversion of any Debentures by an agreement with one or more investment bankers or other purchasers to purchase such Debentures by paying to the Trustee in trust for the Debentureholders, on or before the Redemption Date, an amount not less than the applicable Optional Redemption Price of such Debentures. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Optional Redemption Price of such Debentures shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the Redemption Date, any Debentures not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders upon payment to such holders of the applicable Optional Redemption Price and (notwithstanding anything to the contrary contained in Article 15) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Debentures shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Debentures. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Debentures shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture.

         Section 3.03. Special Event Redemption.

         (a) Upon the occurrence and continuance of a Tax Event or an Investment Company Event, the Company may, at its option, redeem the Debentures at the Company Redemption Price (i) at any time, in whole or in part, within 90 days after such Tax Event or (ii) at any time, in whole but not in part, within 90 days after such Investment Company Event; provided that while the Trust is the holder of the Debentures, the Company may effect such redemption only if dissolving the Trust and causing the Trust to distribute the Outstanding Debentures to the holders of Preferred Securities pursuant to Article 9 of the Trust Agreement would not prevent the occurrence of, or cure, such Tax Event or Investment Company Event.

         (b) Notwithstanding the foregoing, if at the time there is available to the Company or the Administrative Trustees on behalf of the Trust the opportunity to eliminate, within such 90 day period, a Tax Event by taking some ministerial actions ("Ministerial Actions"), such as filing a form or making an election, or pursuing some other similar reasonable measure, which has no adverse effect on the Trust, the Company or the holders of the Preferred Securities, the Company or the Administrative Trustees on behalf of the Trust will pursue such measure in lieu of redemption and the Company shall have no right to redeem the Debentures while the Administrative Trustees on behalf of the Trust are pursuing any such Ministerial Action.

         (c) Notwithstanding the foregoing, if a Tax Event has occurred and is continuing and the Company does not (i) distribute the Debentures or (ii) redeem the Debentures in accordance with this Indenture, the Company shall pay all Additional Sums so that the amount of Distributions then due and payable by the Trust on the Outstanding Trust Securities shall not be reduced as a result of any Additional Sums to which the Trust has become subject as a result of a Tax Event.

         Section 3.04. General Provisions Relating to Redemption.

         (a) Notice of Redemptions; Selection of Debentures. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Debentures, it shall fix a date for redemption and it or, at its written request received by the Trustee not fewer than forty-five (45) days prior (or such shorter period of time as may be acceptable to the Trustee) to the date fixed for redemption, the Trustee, in the name of and at the expense of the Company, shall provide Notice, more than thirty (30) but less than sixty
(60) days prior to the Redemption Date to the holders of Debentures so to be redeemed as a whole or in part; provided that if the Company shall give such Redemption Notice, it shall also give written notice of the Debentures to be redeemed to the Trustee. Such mailing to the Trustee shall be by first class mail. The Redemption Notice if provided in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such Redemption Notice. In any case, failure to give such Redemption Notice or any defect in the

Redemption Notice to the holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture.

         Each such Redemption Notice shall specify the aggregate principal amount of Debentures to be redeemed, the CUSIP number, if any, of the Debentures being redeemed, the Redemption Date (which shall be a Business Day), the Redemption Price, the place or places of payment, that payment will be made on the Redemption Date upon presentation and surrender of such Debentures, that on the Redemption Date, the Redemption Price will be paid as specified in said Redemption Notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such Redemption Notice shall also state the current Conversion Price and the date on which the right to convert such Debentures or portions thereof into Common Stock will terminate. If fewer than all the Debentures are to be redeemed, the Redemption Notice shall identify the Debentures to be redeemed (including the CUSIP number, if any). In case any Debenture is to be redeemed in part only, the Redemption Notice shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the Redemption Date, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

         Whenever any Debentures are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the Redemption Date as to the aggregate principal amount of Debentures to be redeemed.

(b) Payment of Debentures Called for Redemption. If a Redemption Notice has been given as above provided, the Debentures or portion of Debentures with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the Redemption Date at the place or places stated in such notice at the applicable Redemption Price.

         Prior to 12:00 noon, New York City time, on the Redemption Date specified in the Redemption Notice given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company, in lieu of a paying agent, is itself performing the functions performable by a paying agent, set aside, segregate and hold in trust as provided in Section 6.04) an amount of money in immediately available funds sufficient to redeem on the Redemption Date all the Debentures (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate Redemption Price and will give irrevocable instructions and authority to pay such Redemption Price to the holders of the Debentures. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any paying agent pursuant to this Section in excess of amounts required hereunder to pay the Redemption Price. If a Redemption Notice is given and funds deposited as required, interest will cease to accrue on the Debentures as of the specified Redemption Date on the Debentures called for redemption, such Debentures will no longer be deemed to be Outstanding and all rights of such Debentureholders will cease, except the right of such Debentureholders to receive the applicable Redemption Price, but without interest thereon.

         If payment of the applicable Redemption Price is improperly withheld or refused and not paid, Interest will continue to accrue on such Debentures called for redemption at the then applicable rate, from the Redemption Date originally specified in the Redemption Notice to, but excluding, the date the applicable Redemption Price is actually paid and such Debenture shall remain convertible into Common Stock until the principal and premium, if any, and Interest thereon shall have been paid or duly provided for, in which case the actual payment date will be the Redemption Date for purposes of calculating the applicable Redemption Price.

         If any Debenture called for redemption is converted pursuant hereto prior to such redemption, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Debenture shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust.

         (c) If less than all of the Outstanding Debentures are to be redeemed, the Trustee shall select the Debentures or portions thereof to be redeemed in such manner as the Trustee deems fair and appropriate; provided that if at the time of redemption, the Debentures are represented by one or more Global Debentures, the Depository shall determine the principal amount of such Debentures owned by each beneficial owner to be redeemed in accordance with its customary procedures. If any Debenture selected for partial redemption is submitted for conversion in part after such selection, the portion of such Debenture submitted for conversion shall be deemed to be the portion selected for redemption by the Trustee. The Debentures (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Debenture has actually been submitted for conversion in part before the Redemption Notice.

         Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented.

         (d) Upon any redemption of less than all of the Outstanding Debentures, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Debentures as are unconverted and Outstanding at the time of redemption, treat as Outstanding any Debentures surrendered for conversion during the period of fifteen (15) days preceding the Redemption Notice and may (but need not) treat as Outstanding any Debenture authenticated and delivered during such period in exchange for the unconverted portion of any Debenture converted in part during such period.

         (e) If the Redemption Date falls after a Record Date and before the related Interest Payment Date, the holders of Debentures at the close of business on that Record Date will be entitled to receive the interest payable on those Debentures on the corresponding Interest Payment Date. However, the Redemption Price payable on such Redemption Date will include only the principal amount of the Debentures being redeemed and will not include any amount in respect of the accrued but unpaid interest.

                                   ARTICLE 4
                      EXTENSION OF INTEREST PAYMENT PERIOD

         Section 4.01. Interest. Except as otherwise provided in Section 4.02, the Company shall pay interest on all Outstanding Debentures on each Interest Payment Date.

         Section 4.02. Extension of Interest Payment Period.

         (a) So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of the Debentures, from time to time to extend the interest payment period for the Debentures for up to 20 consecutive quarterly interest periods with respect to each deferral period (each, an "Extended Interest Payment Period"), and at the end of which period the Company shall pay all interest accrued and unpaid thereon (together with interest on such deferred interest at the rate of 9.25% per annum to the extent permitted by applicable law, compounded quarterly ("Compounded Interest")); provided that no Extended Interest Payment Period may extend beyond the Maturity Date or any Redemption Date of the Debentures.

         (b) During any Extended Interest Payment Period the Company shall not, and shall cause its Subsidiaries, other than the Trust, not to (i) declare or pay any dividends on, or redeem, purchase, acquire or make a distribution or liquidation payment with respect to, any of its Common Stock or preferred stock or any other securities of the Company similar to the Preferred Securities or
(ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company ranking equally with or junior to the Debentures or make any guarantee payments with respect to such securities.

         (c) Notwithstanding Section 4.02(b) above, the Company may take any of the following actions during an Extended Interest Payment Period:

                  (i) make any dividend, redemption, liquidation, interest, principal or guarantee payment by way of securities, including Capital Stock, that rank equally with or junior to the securities on which such dividend, redemption, interest, principal or guarantee payment is being made;

                  (ii) pay dividends on its 8.00% redeemable convertible preferred stock, but only by delivering shares of Common Stock to the transfer agent to be sold on behalf of the holders of such preferred stock;

                  (iii) make any payments of interest on its convertible subordinated debentures issued in exchange for its 8.00% redeemable convertible preferred stock;

                  (iv) make payments under the Guarantee Agreement;

                  (v) purchase Common Stock issued under any of its benefit plans for its directors, officers or employees;

                  (vi) distribute to holders of Common Stock the Company's shares of common stock of Agere Systems Inc.;

                  (vii) make payments or distributions in connection with a reclassification of the Company's Capital Stock or the exchange or conversion of one series or class of the Company's Capital Stock for another series or class of the Company's Capital Stock; and

                  (viii) acquire fractional interests in shares of the Company's Capital Stock pursuant to the conversion or exchange provisions of such Capital Stock or the security being converted or exchanged.

         (d) Prior to the termination of any such Extended Interest Payment Period, the Company may pay all or any portion of the interest accrued on the Debentures on any Interest Payment Date to holders of record on the regular Record Date for such Interest Payment Date or from time to time further extend such Extended Interest Payment Period; provided that such Extended Interest Payment Period together with all such further extensions thereof shall not exceed 20 consecutive quarterly interest periods or extend beyond the Maturity Date or any Redemption Date of the Debentures. Upon the termination of any Extended Interest Payment Period and upon the payment of all accrued and unpaid interest then due, together with Compounded Interest, the Company may select a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof. On the Interest Payment Date occurring at the end of each Extended Interest Payment Period, the Company shall pay all interest accrued and unpaid on the Debentures including any Compounded Interest which shall be payable to the holders of the Debentures in whose names the Debentures are registered in the Debenture Register on the Record Date for such Interest Payment Date.

         Section 4.03. Notice Of Extension.

         (a) So long as the Property Trustee is the legal owner and holder of record of the Debentures, at the time the Company selects an Extended Interest Payment Period, the Company shall give both the Property Trustee and the Trustee written notice of its selection of such Extended Interest Payment Period not less than five Business Days prior to the earlier of (i) the next succeeding date on which distributions on the Preferred Securities are payable or (ii) the date the Trust is required to give notice of the record date or the date such distributions are payable to any applicable self-regulatory organization or to holders of the Preferred Securities, but in any event not less than one Business Day prior to such record date. The Company shall cause the Trust to give notice of the Company's selection of such Extended Interest Payment Period to the holders of the Preferred Securities.

         (b) If as a result of a Dissolution Event, Debentures have been distributed to holders of Preferred Securities and Common Securities, then at the time the Company selects an Extended Interest Payment Period, the Company shall give the holders of the Debentures and the Trustee written notice of its selection of such Extended Interest Payment Period at least five Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) the date the Company is required to give notice of the Record Date or payment date of such interest payment to any stock exchange, to the extent the Debentures are then listed, or other applicable self-regulatory organization or to holders of the Debentures, but in any event not less than one Business Day prior to such Record Date.

         (c) The quarter in which any notice is given pursuant to this Section
4.03 shall be counted as one of the quarters permitted in the maximum Extended Interest Payment Period permitted under Section 4.02.

                                   ARTICLE 5
                           SUBORDINATION OF DEBENTURES

         Section 5.01. Agreement of Subordination. The Company covenants and agrees, and each holder of Debentures by its acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article 5, and each Person holding any Debenture, whether upon original issue or upon registration of transfer, assignment, substitution or exchange thereof, accepts and agrees to be bound by such provisions.

         The indebtedness evidenced by the Debentures shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the extent and in the manner provided in this Article 5, to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article 5 shall prevent the occurrence of any default or Event of Default hereunder.

         Section 5.02. Payments to Debentureholders. No payment or distributions shall be made with respect to indebtedness evidenced by the Debentures nor shall the Company acquire any Debentures for cash, property or securities, except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 5.05 or by Section 5.08, if:

                  (i) a default in the payment of principal, premium, if any, interest, rent or other obligations in respect of Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness) (a "Payment Default"); or

                  (ii) a default, other than a Payment Default, on any Senior Indebtedness occurs and is continuing that then permits holders of such Senior Indebtedness to accelerate its maturity (or in the case of any lease that constitutes Senior Indebtedness, a default occurs and is continuing that permits the lessor to either terminate the lease or require the Company to make an irrevocable offer to terminate the lease following an event of default thereunder) (a "Non-Payment Default") and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a holder of Senior Indebtedness or a Representative of Senior Indebtedness.

         If the Trustee receives any Payment Blockage Notice pursuant to clause
(ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until at least 360 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice. No Non-Payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been cured or waived for a period of not less than 90 consecutive days.

         The Company may and shall resume payments on and distributions in respect to the indebtedness evidenced by the Debentures (including, but not limited to, the applicable Redemption Price, with respect to the Debentures to be called for redemption) and may resume acquisition of Debentures for cash, property or securities upon the earlier of:

                  (1) in the case of a Payment Default, the date upon which any such Payment Default is cured or waived or ceases to exist, or

                  (2) in the case of a Non-Payment Default, the earlier of (a) the date upon which such default is cured or waived or ceases to exist or (b) 179 days after the applicable Payment Blockage Notice is received by the Trustee if the maturity of such Senior Indebtedness has not been accelerated (or in the case of any lease, 179 days after notice is received if the Company has not received notice that the lessor under such lease has exercised its right to terminate the lease or require the Company to make an irrevocable offer to terminate the lease following an event of default thereunder)

unless this Article 5 otherwise prohibits the payment or distribution at the time of such payment or distribution.

         Upon any payment or distribution of the assets of the Company, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings relating to the Company or its property, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness before any payment or distribution is made with respect to indebtedness evidenced by the Debentures (except payments made pursuant to Section 14.02 from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding up, liquidation or reorganization), and upon any such dissolution or winding up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other similar proceeding, any payment by the Company, or distribution of the assets of the Company to which the holders of the Debentures or the Trustee would be entitled, in respect to indebtedness evidenced by these Debentures except for the provisions of this Article 5, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Debentures or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by agreement, contract, law or a court order) or their Representative or Representatives, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the holders of the Debentures or to the Trustee.

         For purposes of this Article 5, a "distribution" may consist of cash, securities or other property and may be by set-off or otherwise.

         For purposes of this Article 5, the words, "cash, securities or other property" shall not be deemed to include shares of Capital Stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 5 with respect to indebtedness evidenced by the Debentures to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another Person upon the terms and conditions provided for in Article 13 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 5.02 if such other Person shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article 13.

         In the event of the acceleration of the Debentures because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Debentures in respect of indebtedness evidenced by the Debentures, except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 5.05, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Debentures is accelerated because of an Event of Default, the Company or, at the Company's request and expense, the Trustee shall promptly notify holders of Senior Indebtedness of the acceleration.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of the assets of the Company, prohibited by the foregoing provisions in this Section 5.02, shall be received by the Trustee or the holders of the Debentures before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their Representative or Representatives, as their respective interests may appear, as calculated by the Company, for application to the payment of any Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         Nothing in this Section 5.02 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 9.07. This Section 5.02 shall be subject to the further provisions of Section 5.05.

         Section 5.03. Subrogation of Debentures. Subject to the payment in full of all Senior Indebtedness, the rights of the holders of the Debentures shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 5 (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Debentures are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the indebtedness evidenced by the Debentures shall be paid in full, and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness to which the holders of the Debentures or the Trustee would be entitled except for the provisions of this Article 5, and no payment pursuant to the provisions of this Article 5, to or for the benefit of the holders of Senior Indebtedness by holders of the Debentures or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the holders of the Debentures, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, and no payments or distributions of cash, property or securities to or for the benefit of the holders of the Debentures pursuant to the subrogation provisions of this Article 5, which would otherwise have been paid to the holders of Senior Indebtedness, shall be deemed to be a payment by the Company to or for the account of the Debentures. It is understood that the provisions of this Article 5 are intended solely for the purposes of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         Nothing contained in this Article 5 or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Debentures the principal of, premium, if any, and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Debentures and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or, subject to Section 8.03, the holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 5 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Section 5.04. Authorization to Effect Subordination. Each holder of a Debenture by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 5 and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in the third paragraph of Section
8.02 hereof at least thirty (30) days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their Representatives are hereby authorized to file an appropriate claim for and on behalf of the holders of the Debentures.

         Section 5.05. Notice to Trustee. The Company shall give prompt written notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee of any fact known to the Company that would prohibit the making of any payment of monies to or by the Trustee or any paying agent in respect of the Debentures pursuant to the provisions of this Article 5. Notwithstanding the provisions of this Article 5 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of monies to or by the Trustee in respect of the Debentures pursuant to the provisions of this Article 5, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness, and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 9.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that if on a date not less than one Business Day prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Debenture) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 5.05, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to apply monies received to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after such prior date.

         Notwithstanding anything in this Article 5 to the contrary, nothing shall prevent any payment by the Trustee to the Debentureholders of monies deposited with it pursuant to Section 14.01, if a Responsible Officer of the Trustee shall not have received written notice at the Corporate Trust Office on or before one Business Day prior to the date such payment is due that such payment is not permitted under Section 5.01 or 5.02.

         The Trustee, subject to the provisions of Section 9.01, shall be entitled to conclusively rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. The Trustee shall not be required to make any payment or distribution to or on behalf of a holder of Senior Indebtedness pursuant to this
Article 5 unless it has received satisfactory evidence as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 5.

         Section 5.06. Trustee's Relation to Senior Indebtedness. The Trustee, in its individual capacity, shall be entitled to all the rights set forth in this Article 5 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in
Section 9.14 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 5, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 9.01, the Trustee shall not be liable to any holder of Senior Indebtedness (i) for any failure to make any payments or distributions to such holder or (ii) if it shall pay over or deliver money to holders of Debentures, the Company or any other Person in compliance with this Article 5.

         Section 5.07. No Impairment of Subordination. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any such Debentureholder, or by any noncompliance by the Company or any Debentureholder with the terms, provisions and covenants of this Indenture.

         Section 5.08. Certain Conversions Not Deemed Payment. For the purposes of this Article 5 only, (1) the issuance and delivery of junior securities upon conversion of Debentures in accordance with Article 16 and (2) the payment, issuance or delivery of cash, property or securities upon conversion of a Debenture as a result of any Fundamental Change shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, or interest on Debentures or on account of the purchase or other acquisition of Debentures. For the purposes of this Section 5.08, the term "junior securities" means (a) shares of any Capital Stock of any class of the Company or (b) securities of the Company that are subordinated in right of payment to all Senior Indebtedness that may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in this
Article 5. Nothing contained in
this Article 5 or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as among the Company, its creditors (other than holders of Senior Indebtedness) and the Debentureholders, the right, which is absolute and unconditional, of the holder of any Debenture to convert such Debenture in accordance with Article 16.

         Section 5.09. Article Applicable to Paying Agents. If at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article 5 shall (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article 5 in addition to or in place of the Trustee; provided, however, that the first paragraph of Section
5.05 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as paying agent.

         The Trustee shall not be responsible for the actions or inactions of any other paying agents (including the Company if acting as its own paying agent) and shall have no control of any funds held by such other paying agents.

         Section 5.10. Senior Indebtedness Entitled to Rely. The holders of Senior Indebtedness shall have the right to rely upon this Article 5, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto. This subordination is for the benefit of and enforceable by the holders of such Senior Indebtedness.

         Section 5.11. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article 5, the Trustee and the Debentureholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Debentureholders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 5.

                                   ARTICLE 6
                       PARTICULAR COVENANTS OF THE COMPANY

         Section 6.01. Payment of Debentures. The Company shall pay the principal of and interest on the Debentures on the dates and in the manner




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

provided herein and in the Debentures. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or paying agent holds on that date money designated for and sufficient to pay the installment.

         Section 6.02. Maintenance of Office or Agency. The Company will maintain an office or agency in the Borough of Manhattan, the City of New York, where the Debentures may be surrendered for registration of transfer or exchange or for conversion or redemption and from where payments may be made with respect to the Debentures. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office of agency of the Trustee in The Borough of Manhattan The City of New York (which shall initially be located at The Bank of New York, 101 Barclay Street, 21st Floor West, New York, New York 10286, Attention: Corporate Trust Administration).

         The Company may also from time to time designate co-registrars and one or more offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Trustee as paying agent, Debenture Registrar, Custodian and conversion agent and each of the Corporate Trust Office and the office of agency of the Trustee in The Borough of Manhattan, The City of New York (which shall initially be located at The Bank of New York, 101 Barclay Street, 21st Floor West, New York, New York 10286,
Attention: Corporate Trust Administration), shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

         So long as the Trustee is the Debenture Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 9.11(a) and the third paragraph of Section 9.12. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Debentures it can identify from its records.

         Section 6.03. Trust Agreement. The Company covenants and agrees for the benefit of the holders of the Preferred Securities to comply fully with all of its obligations and agreements under the Trust Agreement, including, without limitation, Sections 2.11 and 2.12 thereof.

         Section 6.04. Provisions as to Paying Agent.

         (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, the party who appoints the paying agent will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 6.04:

                  (i) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Debentures (whether such sums have been paid to it by the Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures;

                  (ii) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of and premium, if any, or interest on the Debentures when the same shall be due and payable; and

                  (iii) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

         The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Debentures, deposit with the paying agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided, however, that if such deposit is made on the due date, such deposit shall be received by the paying agent by 10:00 a.m. New York City time, on such date.

         (b) If the Company in lieu of a paying agent performs itself the functions performable by a paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Debentures) to make any payment of the principal of, premium, if any, or interest on the Debentures when the same shall become due and payable.

         (c) Anything in this Section 6.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 6.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

         (d) Anything in this Section 6.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 6.04 is subject to
Section 14.03 and 14.04.

         The Trustee shall not be responsible for the actions of any other paying agents (including the Company, if in lieu of a paying agent it performs itself the functions performable by a paying agent) and shall have no control of any funds held by such other paying agents.

         Section 6.05. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales of restricted securities under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Debentures or any Common Stock issued upon conversion thereof that continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Debentures or such Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Debentures or such Common Stock and it will take such further action as any holder or beneficial holder of such Debentures or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Debentures or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Debentures or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         Section 6.06. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 6.07. Notice of Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         The Company will deliver to the Trustee, forthwith upon becoming aware of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate specifying with particularity such Event of Default or default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

         Any notice required to be given under this Section 6.07 or Section 5.05 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office. In the event that the payment of the Debentures is accelerated because of an Event of Default, the Company shall promptly provide written notice to the Trustee specifying the names and addresses of the holders of Senior Indebtedness if the Trustee (and not the Company) is to provide holders of Senior Indebtedness notice of such acceleration under Section 5.05 of the Indenture.

         Section 6.08. Additional Interest. (a) Upon the occurrence of a Registration Default, the Company shall pay to each holder of Debentures registrable under the Registration Rights Agreement, with respect to the first 90-day period immediately following the occurrence of a Registration Default, Additional Interest on the Debentures computed by increasing the applicable interest rate for the relevant period by 0.25% of the principal amount thereof per year from and including the date of the Registration Default. The applicable interest rate will increase by an additional 0.25% per year with respect to any subsequent 90-day period, but in no event will the additional interest rate exceed 1.00% per year in the aggregate regardless of the number of Registration Defaults, until all Registration Defaults have been cured. Following the cure of all Registration Defaults, the accrual of Additional Interest with respect to the Debentures shall cease in accordance with the Registration Rights Agreement.

         (b) If, after the cure of all Registration Defaults then in effect, there is a subsequent Registration Default, the additional interest rate for such subsequent Registration Default shall initially be 0.25%, regardless of the additional interest rate in effect with respect to any prior Registration Default at the time of the cure of that Registration Default.

         (c) The Company shall notify the Trustee within five Business Days after each and every date on which a Registration Default occurs. Additional Interest shall be payable by the Company to the record holders of Debentures on each Interest Payment Date in the manner provided for the payment of regular interest.

         Section 6.09. Additional Interest Notice. In the event that the Company is required to pay Additional Interest to holders of Debentures pursuant to the Registration Rights Agreement, the Company will provide written notice ("Additional Interest Notice") to the Trustee of its obligation to pay Additional Interest no later than fifteen days prior to the proposed payment date for the Additional Interest, and the Additional Interest Notice shall set forth the amount of Additional Interest to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Debentures to determine the Additional Interest, or with respect to the nature, extent or calculation of the amount of Additional Interest when made, or with respect to the method employed in such calculation of the Additional Interest. Unless the Trustee receives an Additional Interest Notice within the time period specified above, the Trustee is entitled to assume that no Additional Interest is due and payable.

         Section 6.10. Additional Sums. If at any time the Trust shall be required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the U.S., or any other taxing authority, then, in any such case, the Company will pay, for so long as the Trust is the holder of the Debentures, as additional interest ("Additional Sums") on the Debentures such additional amounts as shall be required so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust would have received had no such taxes, duties, assessments, or other governmental charges been imposed.

         Section 6.11. Restrictions on Dividends. So long as any Preferred Securities remain outstanding, the Company shall comply with Section 4.02(b) hereof, subject to the limitations thereof set forth in Section 4.02(c), if (i) the Company shall be in default with respect to its Guarantee Payments, as defined in the Guarantee Agreement, or other payment obligations under the Guarantee Agreement or (ii) there shall have occurred any Event of Default hereunder.

         Section 6.12. Conversion of Debentures. So long as the Preferred Securities are outstanding, the Company (i) shall cause the Trust not to convert any Debentures except pursuant to a notice of conversion delivered to the Conversion Agent by a holder of Preferred Securities and (ii) shall deliver shares of Common Stock upon an election by the Holders of Preferred Securities to convert such Preferred Securities into Common Stock.

                                   ARTICLE 7
             DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND
                                  THE TRUSTEE

         Section 7.01. Debentureholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, quarterly, not more than ten (10) days after each Record Date in each year beginning with the Record Date with respect to any Interest Payment in June, 2002, and at such other times as the Trustee may reasonably request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Debenture Registrar, the Company or paying agents (other than the Trustee) as to the names and addresses of the holders of Debentures, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Debenture Registrar.

         Section 7.02. Preservation and Disclosure of Lists.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in
Section 7.01 or maintained by the Trustee in its capacity as Debenture Registrar or co-registrar in respect of the Debentures, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

         (b) The rights of Debentureholders to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Debentureholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Debentures made pursuant to the Trust Indenture Act.

         Section 7.03. Reports by Trustee.

         (a) Within sixty (60) days after June 15 of each year commencing with the June 15 following the date of this Indenture, the Trustee shall transmit to holders of Debentures a report dated as of June 15 of the year in which such report is made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act and shall transmit such other reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

         (b) A copy of such report shall, at the time of such transmission to holders of Debentures, be filed by the Trustee with the SEC and each stock exchange and automated quotation system upon which the Debentures are listed, if any, and with the Company. The Company will promptly notify the Trustee in writing when the Debentures are listed on any stock exchange or automated quotation system or delisted therefrom.

         Section 7.04. Reports by Company. The Company covenants:

         (a) to file with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company may be required to file with the SEC pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (b) to file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

         (c) to transmit by mail to all holders of Debentures, as the names and addresses of such holders appear on the Debenture Register, within 30 days after the filing thereof with the Trustee, and to all holders whose names appear on the list furnished or caused to be furnished to the Trustee by the Company under
Section 6.01, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section
7.04 as may be required by rules and regulations prescribed from time to time by the SEC.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                    ARTICLE 8
               REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON AN
                                EVENT OF DEFAULT

         Section 8.01. Events of Default; Acceleration of Maturity; Waiver of Default.

         (a) Each of the following events shall constitute an event of default with respect to the Debentures (whatever the reason for such event of default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) ("Events of Default"):

             (i) default in the payment of the principal of (or premium, if any, on) any of the Debentures as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

             (ii) default in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and continuance of such default for a period of 30 days, unless the Company has elected an Extended Interest Payment Period in accordance with Section 4.02; or

             (iii) failure to deliver shares of Common Stock, together with cash or scrip in lieu of any fractional shares, when such Common Stock and cash or scrip is required to be delivered upon conversion of the Debentures and continuance of such failure for ten Business Days; or

             (iv) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Debentures, in this Indenture or in any supplemental indenture under which the Debentures have been issued, for a period of 60 days after the date on which written notice of such failure (specified as a "Notice of Default"), requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by holders of at least twenty-five percent in aggregate principal amount of the then Outstanding Debentures; or

             (v) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

             (vi) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property or make any general assignment for the benefit of creditors; or

             (vii) the Company shall admit in writing its inability to pay its debts generally as they become due, or corporate action shall be taken by the Company in furtherance of any of the aforesaid purposes.

         (b) If an Event of Default shall occur and be continuing, unless the principal of all the Debentures shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the then Outstanding Debentures hereunder, by notice in writing to the Company (and to the Trustee if given by holders of the Debentures), may declare the principal and all accrued and unpaid interest, including any Compounded Interest and Additional Interest, of all the Debentures to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture, in any supplemental indenture under which the Debentures have been issued or in the Debentures to the contrary notwithstanding; provided that, if upon an Event of Default, the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the then Outstanding Debentures do not make such declaration, the holders of not less than twenty-five percent in aggregate Liquidation Preference of the Preferred Securities then outstanding shall have such right, by notice in writing to the Company and the Trustee, to declare the principal and all accrued and unpaid interest, including any Compounded Interest and Additional Interest, of all the Debentures to be due and payable immediately; provided further that, if an Event of Default set forth in clauses (v), (vi) or (vii) of Section 8.01(a) above occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee, the Company or any Debentureholder; and provided further, that in any case, that such principal and interest shall remain subordinated to the extent provided in
Article 5.

         (c) The ability of the Debentureholders to declare the principal and interest of the Debentures immediately due and payable pursuant to Section 8.01(b) above, other than the automatic acceleration following an Event of Default set forth in Section 8.01(a)(v) through (vii), is subject to the condition that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the

Company shall pay, or shall deposit with the Trustee a sum sufficient to pay, all matured installments of interest upon all the Debentures and the principal of (and premium, if any, on) any and all Debentures which shall have become due otherwise than by declaration, with interest upon such principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest at the same rate of interest specified in the Debentures, to the date of such payment or deposit, and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith, and if any and all existing Events of Default, other than the nonpayment of the principal of the Debentures which shall have become due by declaration, shall have been remedied, then and in every such case the holders of a majority in aggregate principal amount of the Debentures then Outstanding by written notice to the Company and to the Trustee may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission or annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Debentures shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Debentures shall continue as though no such proceedings had been taken.

         Section 8.02. Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Debentures, as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Debentures when the same shall have become due and payable, whether upon maturity or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have become due and payable on all Debentures for principal (and premium, if any) and interest, with interest upon any overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon any overdue installments of interest at the same rate as the rate of interest specified in the Debentures, and, in addition thereto, such further amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree and may enforce any such judgment or final decree against the Company or other obligor upon such Debentures and collect in the manner provided by law out of the property of the Company or other obligor upon such Debentures wherever situated the monies adjudged or decreed to be payable.

         In case there shall be pending proceedings relative to the Company or any other obligor upon the Debentures under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other judicial proceedings relative to the Company or other obligor upon the Debentures, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, (a) to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the Debentureholders allowed in any judicial proceedings relative to the Company or other obligor upon the Debentures, or to the creditors or property of the Company or such other obligor, (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Debentures in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and (c) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Debentureholders and of the Trustee on their behalf and any receiver, assignee, liquidator, custodian, trustee or other similar official is hereby authorized by each of the Debentureholders to make payments to the Trustee and, in the event that the Trustee shall consent to the making of payments directly to the Debentureholders, to pay the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and to assert claims under this Indenture, or under any of the Debentures may be enforced by the Trustee without the possession of any of the Debentures or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Debentures in respect of which such action was taken.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debentures in respect to which such action was taken, and it shall not be necessary to make any holders of such Debentures parties to any such proceedings.

         In the case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture, or in aid of the exercise of any power granted in this Indenture, or otherwise, and the Trustee may enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Section 8.03. Application of Proceeds. Any monies collected by the Trustee pursuant to Section 8.02 in respect of any Debentures shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such monies on account of principal (or premium, if any) or interest, upon presentation of the several Debentures in respect of which monies have been collected and making a notation thereon the payment if only partially paid, and upon surrender thereof if fully paid:

         First: To the payment of costs and expenses of collection, reasonable compensation to the Trustee, its agents and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

         Second: In case the principal of the Debentures in respect of which monies have been collected shall not have become due, to the payment of interest on the

Debentures in default, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest, at the same rate as the rate of interest specified in the Debentures, such payments to be made ratably to the persons entitled thereto;

         Third: In case the principal of the Debentures in respect of which monies have been collected shall have become due by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon all of the Debentures for principal (and premium, if any) and interest, with interest on the overdue principal (and premium, if any), and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest, at the same rate as the rate of interest specified in the Debentures, and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Debentures, then to the payment of such principal (and premium, if any) and interest without preference or priority of principal (and premium if any) over interest, or of interest over principal (and premium, if any), or of any installment of interest over any other installment of interest, or of any Debentures over any other Debentures, ratably to the aggregate of such principal (and premium, if any) and interest; and

         Fourth: To the Company.

         Section 8.04. Limitation on Suits by Debentureholders. No holder of any Debentures shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and unless also the holders of not less than twenty-five percent in aggregate principal amount of the Debentures then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby and the Trustee, for 90 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 8.06; it being understood and intended and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee that no one or more holders of Debentures shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures. For the protection and enforcement of the provisions of this

Section, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provision in this Indenture or any provision of any Debenture, the right of any holder of any Debenture to receive payment of the principal of, premium, if any and interest on such Debenture, on or after the respective due dates expressed in such Debenture, or any Redemption Date, or to receive Common Stock on or after the dates such stock should be delivered upon exercise of such holder's conversion rights under Article 16 hereof or to institute suit for the enforcement of any such payment or delivery on or after such respective dates, shall not be impaired or affected without the consent of such holder.

         Section 8.05. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. All powers and remedies given by this Article 8 to the Trustee or to the Debentureholders, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Debentureholders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of the Debentures in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 8.04, every power and remedy given by this Article 8 or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

         Section 8.06. Control by Debentureholders; Waiver of Defaults. The holders of a majority in aggregate principal amount of the Debentures at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Debentures by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 9.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of holders of the Debentures not joining in the giving of said direction, it being understood that (subject to Section 9.01) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such holders. Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Debentureholders. Prior to the declaration of the maturity of the Debentures as provided in Section 8.01, the holders of a majority in aggregate principal amount of the Debentures at the time Outstanding may on behalf of the holders of all the Debentures waive any past default hereunder and its consequences, except a default in the payment of the principal of (or premium, if any) or interest on any of the Debentures. In the case of any such waiver, the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 8.07. Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Debenture, by such holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.07 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than ten percent in principal amount of the Debentures Outstanding, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debenture on or after the due date expressed in such Debenture.

         Section 8.08. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium on, if any, and (subject to Section 4.02) interest, including Additional Interest and Compound Interest, if any, on such Debenture as and when the same shall become due and payable and to convert such Debenture in accordance with Article 16 and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

         For so long as any Preferred Securities remain outstanding, to the fullest extent permitted by law and subject to the terms of this Indenture and the Trust Agreement, upon an Event of Default specified in Sections 8.01(a)(i) or 8.01(a)(ii), any holder of Preferred Securities shall have the right to institute a proceeding directly against the Company, for enforcement of payment to such holder of the principal amount of or interest on Debentures having a principal amount equal to the Liquidation Preference of the Preferred Securities of such holder (a "Direct Action"). Except as set forth in this Section, the holders of

Preferred Securities shall have no right to execute any right or remedy available to the Holders of, or in respect of, the Debentures.



                                   ARTICLE 9
                                   THE TRUSTEE

         Section 9.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

             (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

             (ii) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts and the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Debentures at the time Outstanding determined as provided in Section 10.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

         (d) whether or not therein provided, every provision of this Indenture that in any way relates to the Trustee shall be subject to the provisions of this Section;

         (e) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any paying agent or any records maintained by any co-registrar with respect to the Debentures;

         (f) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

         Section 9.02. Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 9.01:

         (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, Debenture or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order, demand or other communication of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

         (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

         (f) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Debentures and this Indenture;

         (g) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

         (h) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         Section 9.03. Notice of Default. If a default occurs and is continuing with respect to the Debentures and if it is known to the Trustee, the Trustee shall mail to each Holder of a Debenture entitled to receive reports pursuant to
Section 7.04(c) notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of the principal or of or interest on the Debentures, the Trustee may withhold the notice if and so long as its board of directors, the executive committee, or a trust committee of directors or Responsible Officers in good faith determines that withholding such notice is in the best interest of the Debentureholders.

         Section 9.04. No Responsibility for Recitals, etc. The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         Section 9.05. Trustee, Paying Agents, Conversion Agents or Registrar May Own Debentures. The Trustee, any paying agent, any conversion agent or Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, paying agent, conversion agent or Debenture Registrar. However, the Trustee is subject to Section 9.09, Section 9.10, Section 9.13 and Section 9.14 of this Indenture.

         Section 9.06. Monies to Be Held in Trust. Subject to the provisions of
Section 14.04 and Section 5.02, all monies and properties received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

         Section 9.07. Compensation and Indemnity.

         (a) The Company shall pay to the Trustee from time to time such compensation for its services as is agreed upon in writing between the Company and the Trustee. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

         (b) The Company shall indemnify the Trustee against any and all loss, claim, damage, expense or liability incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder. The Trustee shall notify the Company promptly of any claim of which a Responsible Officer has received written notice and for which it may seek indemnity. The Company shall defend the claim and the Trustee shall reasonably cooperate in the defense. The Trustee may have separate counsel provided that the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         (c) The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee's own negligence or willful misconduct.

         (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Debentures on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on the Debentures.

         (e) If the Trustee incurs expenses or renders services after an Event of Default specified in Section 8.01(a)(iv) or Section 8.01(a)(v) occurs, such expenses and the compensation for such services are intended to constitute expenses of administration under any Federal bankruptcy, insolvency or related law.

         (f) The provisions of this Section 9.07 shall survive the termination of this Indenture.

         Section 9.08. Officers' Certificate as Evidence. Except as otherwise provided in Section 9.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Trustee may request the delivery of an Officers' Certificate and such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

         Section 9.09. Conflicting Interests of Trustee. The Trustee shall comply with Section 310(b) of the Trust Indenture Act, subject to its right to apply for a stay of its duty to resign under the penultimate paragraph of
Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of Section 310(b)(1) of the Trust Indenture Act any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 301(b)(1) of the Trust Indenture Act are met.

         Section 9.10. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 9.10 the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.10, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 9.11. Resignation or Removal of Trustee.

         (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Debentures. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee who, at the time of such appointment, meets the requirements of Section 9.10 and would not then be subject to a duty to resign under Section 9.10, by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment thirty (30) days after the mailing of such notice of resignation to the Debentureholders, the resigning Trustee may, upon ten (10) business days' notice to the Company and the Debentureholders, appoint a successor identified in such notice or may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six (6) months may, subject to the provisions of Section 8.07, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any of the following shall occur:

             (i) the Trustee shall fail to comply with Section 9.09 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six (6) months; or

             (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder; or

             (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of


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


Section 8.07, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided, however, that if no successor trustee shall have been appointed and have accepted appointment sixty (60) days after either the Company or the Debentureholders has removed the trustee, the Trustee so removed may petition at the expense of the Company any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Debentures at the time Outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless, within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Debentureholder, or if such Trustee so removed or any Debentureholder fails to act, the Company, upon the terms and conditions and otherwise as in Section 9.11(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.11 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.12.

         Section 9.12. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 9.11 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 9.07, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Debentures, to secure any amounts then due it pursuant to the provisions of Section 9.07.

         No successor trustee can accept appointment as provided in this Section
9.12 unless, at the time of such acceptance, such successor trustee shall meet the


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requirements of Section 9.10 and not then be subject to a duty to resign under
Section 9.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section 9.12, the Company (or the former trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Debentures at their addresses as they shall appear on the Debenture Register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 9.13. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section 9.09 and eligible under the provisions of Section 9.09.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Debentures in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Debentures or in this Indenture; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 9.14. Preferential Collection of Claims. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated.


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                                   ARTICLE 10
                              THE DEBENTUREHOLDERS

         Section 10.01. Action by Debentureholders. Whenever in this Indenture it is provided that all holders or the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent, rescission, annulment or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of Article 11, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Debentures, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen
(15) days prior to the date of commencement of solicitation of such action.

         Section 10.02. Proof of Execution by Debentureholders. Subject to the provisions of Section 9.01, 9.02 and 11.05, proof of the execution of any instrument by a Debentureholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debentures shall be proved by the Debenture Register or by a certificate of the Debenture Registrar.

         The record of any Debentureholders' meeting shall be proved in the manner provided in Section 11.06.

         Section 10.03. Who are Deemed Absolute Owners. The Company, the Trustee, any paying agent, any conversion agent and any Debenture Registrar may deem the Person in whose name such Debenture shall be registered upon the Debenture Register to be, and may treat it as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Debenture Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Debenture, for conversion of such Debenture and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Debenture Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.


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         Section 10.04. Company-Owned Debentures Disregarded. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures which are owned by the Company, any Affiliate of the Company or any other obligor on the Debentures shall be disregarded and deemed not to be Outstanding for the purpose of any such determination; provided, however, that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Debentures which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 10.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not the Company, any Affiliate of the Company or any such other obligor on the Debentures. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 9.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are Outstanding for the purpose of any such determination.

         Section 10.05. Revocation of Actions; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 10.01, of the taking of any action by all holders or the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture, any holder of a Debenture who has joined in such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 10.02, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.

                                   ARTICLE 11
                          MEETINGS OF DEBENTUREHOLDERS

         Section 11.01. Purpose of Meetings. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this
Article 11 for any of the following purposes:


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             (i) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Debentureholders pursuant to any of the provisions of Article 8;

             (ii) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 9;

             (iii) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 12.02; or

             (iv) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

         Section 11.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Debentureholders to take any action specified in Section 11.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 10.01, shall be mailed to holders of Debentures at their addresses as they shall appear on the Debenture Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

         Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then Outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures Outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         Section 11.03. Call of Meetings by Company or Debentureholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least twenty-five percent (25%) in aggregate principal amount of the Debentures then Outstanding, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Debentureholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 11.01, by mailing notice thereof as provided in Section 11.02.


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




         Section 11.04. Qualifications for Voting. To be entitled to vote at any meeting of Debentureholders a person shall (a) be a holder of one or more Debentures on the Record Date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Debentures on the Record Date pertaining to such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 11.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 11.03, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote at the meeting.

         Subject to the provisions of Section 10.04, at any meeting each Debentureholder or proxyholder shall be entitled to vote the aggregate principal amount of Debentures held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section
11.02 or 11.03 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Debentures represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 11.06. Voting. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballot on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the outstanding principal amount of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any


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


resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 11.02. The record shall show the principal amount of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 11.07. No Delay of Rights by Meeting. Nothing contained in this
Article 11 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                                   ARTICLE 12
                             SUPPLEMENTAL INDENTURES

         Section 12.01. Supplemental Indentures Without Consent of Debentureholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (a) make provision with respect to the conversion rights of the holders of Debentures pursuant to the requirements of Section 16.05(a)(v) and the obligations of the Company pursuant to the requirements of Article 13;

         (b) subject to Article 5, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures, any property or assets;

         (c) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article 13;


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


         (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

         (e) to provide for the issuance under this Indenture of Debentures in coupon form (including Debentures registrable as to principal only) and to provide for exchangeability of such Debentures with the Debentures issued hereunder in fully registered form and to make all appropriate changes for such purpose;

         (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture that shall not materially adversely affect the interests of the holders of the Debentures;

         (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures;

         (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted; or

         (i) to provide for uncertificated Debentures in addition to or in place of Certificated Debentures.

         Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


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



         Any supplemental indenture authorized by the provisions of this Section
12.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time Outstanding, notwithstanding any of the provisions of Section 12.02.

         Notwithstanding any other provision of the Indenture or the Debentures, the Registration Rights Agreement and the obligation to pay Additional Interest thereunder may be amended, modified or waived in accordance with the provisions of the Registration Rights Agreement.

         Section 12.02. Supplemental Indenture with Consent of Debentureholders.

         (a) With the consent (evidenced as provided in Article 10) of the holders of (i) not less than a majority in aggregate principal amount of the Debentures at the time Outstanding and (ii) so long as any Debentures are held by the Property Trustee, the holders of not less than a majority in aggregate Liquidation Preference of the Common Securities and Preferred Securities at the time outstanding, voting together as a single class, or, in the event that an Event of Default has occurred and is continuing, the holders of not less than a majority in aggregate Liquidation Preference of the Preferred Securities at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon (other than pursuant to Article 4 hereof), or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Debentures, or change any obligation of the Company to redeem any Debenture upon the happening of a Change of Control or otherwise in a manner adverse to the holder of Debentures, or impair the right to convert the Debentures pursuant to the terms set forth herein, without the consent of the holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures or Preferred Securities and Common Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then Outstanding or Preferred Securities and Common Securities then outstanding, as the case may be.

         (b) In addition, any amendment to, or waiver of, the provisions of this Indenture relating to subordination of the Indenture that adversely affects the rights of the Debentureholders will require the consent of the holders of (i) at least


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



two-thirds in aggregate principal amount of the Debentures then Outstanding and
(ii) so long as any Debentures are held by the Property Trustee, at least two-thirds in aggregate Liquidation Preference of the Preferred Securities at the time outstanding.

         (c) Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Debentureholders under this Section 12.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 12.03. Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article 12 shall comply with the Trust Indenture Act, as then in effect, provided that this Section
12.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 12, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 12.04. Notation on Debentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 12 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's


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



expense, be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Debentures then Outstanding, upon surrender of such Debentures then Outstanding.

         Section 12.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee. Prior to entering into any supplemental indenture, the Trustee may request an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 12.

                                   ARTICLE 13
                              SUCCESSOR CORPORATION

         Section 13.01. Consolidation, Merger, Sale or Conveyance. Nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation of the Company with, or merger of the Company into, any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers to which the Company or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Company (including stock of subsidiaries) as an entirety or substantially as an entirety to any other corporation (whether or not affiliated with the Company) authorized to acquire and own or operate the same; provided, however, and the Company hereby covenants and agrees, that upon any such consolidation, merger, sale or conveyance, (i) the due and punctual payment of the principal of and premium, if any, and interest, including Additional Interest and Compounded Interest, if any, on all of the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, shall be expressly assumed, by supplemental indenture, satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Company shall have been merged, or which shall have acquired such property and (ii) immediately after such consolidation, merger, sale or conveyance, the corporation formed by such consolidation, or into which the Company shall have been merged, will not be in default in the performance of the covenants and conditions of this Indenture.

         Section 13.02. Assumption and Substitution. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein.

         Such successor corporation may cause to be signed, and may issue either in its own name or in the name of Lucent Technologies Inc., any or all of the Debentures issuable pursuant to the provisions of Section 2.01 which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject


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


to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debentures which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication pursuant to such provisions and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee on its behalf for that purpose pursuant to such provisions. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale or conveyance, such changes in phraseology and form may be made in the Debentures thereafter to be issued as may be appropriate.

         Nothing contained in this Indenture or in any of the Debentures shall prevent the Company from merging into itself any other corporation or entity (whether or not affiliated with the Company) or acquiring by purchase or otherwise all or any part of the property of any other corporation or entity (whether or not affiliated with the Company).

         Section 13.03. Opinion of Counsel. The Trustee, subject to the provisions of Section 9.01, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, sale or conveyance and any such assumption complies with the provisions of this Article 13.

                                   ARTICLE 14
                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 14.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures that have been mutilated and in exchange and substitution for which other Debentures shall have been authenticated and made available for delivery destroyed, lost or stolen and in lieu of and in substitution for which other Debentures shall have been authenticated and made available for delivery) and not theretofore canceled, or (b) all the Debentures not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of a Redemption Notice and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption of all of the Debentures (other than any Debentures that have been mutilated and in exchange and substitution for which other Debentures shall have been authenticated and made available for delivery destroyed, lost or stolen and in lieu of and in substitution for which other Debentures shall have been authenticated and made available for delivery) not theretofore canceled or delivered to the


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



Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or Redemption Date, as the case may be, but excluding, however, the amount of any monies for the payment of principal of and premium, if any, or interest on the Debentures (1) theretofore deposited with the Trustee and repaid by the Trustee to the Company in accordance with the provisions of Section 14.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer, substitution and exchange and conversion of Debentures, (ii) rights hereunder of Debentureholders to receive payments of principal of and premium, if any, and interest on, the Debentures and the other rights, duties and obligations of Debentureholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee , (iii) payment of any Additional Sums due pursuant to Section 6.10 or Additional Interest due pursuant to Section 6.08, and (iv) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 18.05 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debentures.

         Section 14.02. Deposited Monies to Be Held in Trust by Trustee. Subject to Section 14.04, all monies deposited with the Trustee pursuant to Section 14.01, provided that such deposit was not in violation of Article 5, shall be held in trust for the sole benefit of the Debentureholders and not to be subject to the subordination provisions of Article 5, and such monies shall be applied by the Trustee to the payment, either directly or through any paying agent (other than the Company), to the holders of the particular Debentures for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

         Section 14.03. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any paying agent of the Debentures (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

         Section 14.04. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Debentures and not applied but remaining unclaimed by the holders of Debentures for two years after the date upon which the principal of, premium, if any, or interest on such Debentures, as


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the case may be, shall have become due and payable, shall be repaid to the
Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Debentures shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

         Section 14.05. Reinstatement. If the Trustee or the paying agent is unable to apply any money in accordance with Section 14.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Debentures shall be revived and reinstated as though no deposit had occurred pursuant to Section 14.01 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 14.02; provided, however, that if the Company makes any payment of interest on or principal of any Debenture following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Debentures to receive such payment from the money held by the Trustee or paying agent.

                                   ARTICLE 15
              IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND
                                    DIRECTORS

         Section 15.01. Indenture and Debentures Solely Corporate Obligations. To the extent permitted by law, no recourse for the payment of the principal of or premium, if any, or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures. Each Debentureholder by accepting a Debenture waives and release all such liability.

                                   ARTICLE 16
                            CONVERSION OF DEBENTURES

         Section 16.01. Right to Convert. Subject to and upon compliance with the provisions of this Indenture, including, without limitation, Article 5, the holder of


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any Debenture shall have the right, at its option, at any time after the earlier of (i) March 19, 2003, and (ii) the day immediately following the date of the share distribution in connection with the Company's Spin-Off of Agere Systems Inc., until 5:00 p.m., New York City time, on the Maturity Date (except that, with respect to any Debenture or portion of a Debenture that shall be called for redemption, such right shall terminate, except as provided in Section 16.02 or
Section 3.02, at the close of business on the Business Day next preceding the applicable Redemption Date for such Debenture or portion of a Debenture unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Debenture, or any portion of such principal amount which is equal to the $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Debenture or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Debenture so to be converted in whole or in part in the manner provided, together with any required funds, as provided in
Section 16.02. A Debenture in respect of which a holder is exercising its option to require redemption upon a Change of Control pursuant to Section 17.01 may be converted only if such holder withdraws its election to exercise in accordance with Section 17.01(e). A holder of Debentures is not entitled to any rights of a holder of Common Stock until such holder has converted its Debentures to Common Stock, and only to the extent such Debentures are deemed to have been converted to Common Stock under this Article 16.

         Section 16.02. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends.

         (a) In order to exercise the conversion privilege with respect to any Certificated Debenture, the holder of any such Debenture to be converted in whole or in part shall surrender such Debenture, duly endorsed, at an office or agency maintained by the Company pursuant to Section 6.02, accompanied by the funds, if any, required by Section 16.02(e), and shall give written irrevocable notice of conversion in the form entitled "Conversion Notice" provided on the Debentures (or such other notice which is acceptable to the Company) to the office or agency that the holder elects to convert such Debenture or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 16.06. Each such Debenture surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Debenture, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

         (b) In addition, a holder of Preferred Securities may exercise its right under the Trust Agreement to convert such Preferred Securities into Common


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Stock by delivering to the Conversion Agent an irrevocable Conversion Notice setting forth the information required as set forth above and directing the Conversion Agent to (i) exchange such Preferred Security for a portion of the Debentures held by the Trust (at an exchange rate of $1,000 principal amount of Debenture for each $1,000 Liquidation Preference of Preferred Security) and (ii) immediately convert such Debenture, on behalf of such holder, into Common Stock pursuant to this Article 16, and, if such Preferred Securities are in certificated form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, the Trust shall not convert any Debenture except pursuant to a Conversion Notice delivered to the Conversion Agent by a holder of Preferred Securities. Any reference herein to a "holder" of Preferred Securities shall mean a "Holder" of such securities as defined in the Trust Agreement.

         (c) In order to exercise the conversion privilege with respect to any beneficial interest in a Global Debenture, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver, or cause to be delivered, by book-entry delivery, the beneficial interest in such Global Debenture, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or conversion agent, and pay the funds, if any, required by this Section 16.02 and any transfer taxes if required pursuant to
Section 16.06.

         Upon the conversion of an interest in a Global Debenture, the Trustee (or other Conversion Agent appointed by the Company), or the Custodian at the direction of the Trustee (or other Conversion Agent appointed by the Company), shall make a notation on such Global Debenture as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Debentures effected through any Conversion Agent other than the Trustee.

         (d) As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Debentureholder (as if such transfer were a transfer of the Debenture or Debentures (or portion thereof) so converted), the Company shall issue and shall deliver to such Debentureholder at the office or agency maintained by the Company for such purpose pursuant to Section 6.02, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture or portion thereof as determined by the Company in accordance with the provisions of this Article 16 and scrip or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, calculated by the Company as provided in Section
16.03. In case any Debenture of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Debenture so surrendered, without


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charge to such holder, a new Debenture or Debentures in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture.

         Each conversion shall be deemed to have been effected as to any such Debenture (or portion thereof) on the date on which the requirements set forth above in this Section 16.02 have been satisfied as to such Debenture (or portion thereof), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall consider the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which conversion shall be deemed to have been effected.

         (e) No adjustment in respect of interest on any Debenture converted or dividends on any shares issued upon conversion of such Debenture will be made upon any conversion except as set forth in the next sentence. If a Debenture (or portion thereof) is surrendered for conversion during the period from the close of business on any Record Date for the payment of interest to the close of business on the Business Day preceding the following Interest Payment Date, such Debenture (or portion thereof being converted), other than a Debenture (or portion thereof) called for redemption on a Redemption Date occurring after such Record Date and before such Interest Payment Date, must be accompanied by an amount, in immediately available same day funds or other funds acceptable to the Company, equal to the interest payable on such Interest Payment Date on the principal amount being converted; provided, however, that no such payment shall be required if there shall exist at the time of conversion an announced default in the payment of interest on the Debentures.

         (f) The Company's delivery upon conversion of the number of shares of Common Stock into which the Debentures surrendered for conversion are convertible (together with cash or scrip in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at maturity of the portion of Debentures so converted and any accrued and unpaid interest thereon, including Compounded Interest and Additional Interest, if any.

         Section 16.03. Scrip or Cash in Lieu of Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Debentures. In lieu thereof, the Company shall deliver, at its option and in its sole discretion, (i) scrip that will entitle the holder to receive a full share of Common Stock upon surrender of such scrip aggregating a full share or (ii) cash based on the Sale Price on the Trading Day immediately prior to the day such Debenture is converted. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock that shall be issuable


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



upon conversion shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered.

         Section 16.04. Conversion Price. The conversion price shall be as specified in the form of Debenture (herein called the "Conversion Price") attached as Exhibit A hereto, subject to adjustment as provided in this Article 16.

         Section 16.05. Adjustment of Conversion Price.

         (a) The Conversion Price shall be adjusted from time to time by the Company as follows:

             (i) Stock Splits and Combinations. In case the Company, at any time or from time to time after the date hereof (A) subdivides or splits the outstanding shares of Common Stock, (B) combines or reclassifies the outstanding shares of Common Stock into a smaller number of shares or
         (C) issues by reclassification of the shares of Common Stock any shares of Capital Stock of the Company, then, and in each such case, the Conversion Price in effect immediately prior to that event or the Record Date therefor, whichever is earlier, will be adjusted so that the holder of any Debentures thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Company which the holder would have owned or have been entitled to receive after the occurrence of any of the events described above, had those Debentures been surrendered for conversion immediately prior to the occurrence of that event or the Record Date therefor, whichever is earlier.

             (ii) Stock Dividends in Common Stock. In case the Company, at any time or from time to time after the date hereof pays a dividend or makes a distribution in shares of Common Stock on any class of Capital Stock of the Company other than dividends or distributions of shares of Common Stock or other securities with respect to which adjustments are provided in Section 16.05(a)(i) above, and the total number of shares constituting such dividend or distribution exceeds 10% of the total number of shares of Common Stock outstanding at the close of business on the record date fixed for determination of stockholders entitled to receive the dividend or distribution, the Conversion Price will be adjusted by multiplying (A) the Conversion Price immediately prior to the record date fixed for determination of stockholders entitled to receive the dividend or distribution, by (B) a fraction, the numerator of which will be the number of shares of Common Stock outstanding at the close of business on that record date and the denominator of which will be the sum of that number of shares and the total number of shares issued in that dividend or distribution.


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



                      In case the total number of shares constituting that dividend or distribution does not exceed 10% of the total number of shares of Common Stock outstanding at the close of business on the record date fixed for that dividend or distribution, the shares of Common Stock will be considered to be issued as a dividend or distribution at the time of any such next succeeding dividend or other distribution in which the number of shares of Common Stock issued, together with the number of shares issued in all previous such dividends and distributions for which no adjustment to the conversion price has been made, exceeds 10% of the total number of shares of Common Stock outstanding at the close of business on the record date for such dividend or distribution.

             (iii) Issuance of Rights or Warrants. In case the Company issues to all holders of Common Stock rights or warrants expiring within 45 days entitling those holders to subscribe for or purchase Common Stock at a price per share less than the Current Market Price, the Conversion Price in effect immediately prior to the close of business on the record date fixed for determination of stockholders entitled to receive those rights or warrants will be decreased by multiplying (A) the Conversion Price by (B) a fraction, the numerator of which is the sum of the number of shares of Common Stock outstanding at the close of business on that record date and the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at the Current Market Price and the denominator of which is the sum of the number of shares of Common Stock outstanding at the close of business on that record date and the number of additional shares of Common Stock so offered for subscription or purchase. For purposes of this subparagraph (iii), the issuance of rights or warrants to subscribe for or purchase securities convertible into Common Stock will be deemed to be the issuance of rights or warrants to purchase the Common Stock into which those securities are convertible at an aggregate offering price equal to the sum of the aggregate offering price of those securities and the minimum aggregate amount (if any) payable upon conversion of such securities into shares of Common Stock. Such adjustment will be made successively whenever any such event shall occurs.

             (iv) Distribution of Indebtedness, Securities or Assets. In case the Company distributes to all holders of Common Stock (whether by dividend or in a merger, amalgamation or consolidation or otherwise) evidences of indebtedness, shares of its Capital Stock of any class or series, other securities, cash or assets (other than Common Stock, rights or warrants referred to in subparagraph (iii) above, other than a dividend payable exclusively in cash, shares of Capital Stock or similar equity interests in the case of a Spin-Off referred to in the succeeding paragraph and other than as a result of a Fundamental Change referred to in


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         paragraph (v) below), the Conversion Price in effect immediately prior to the close of business on the record date fixed for determination of stockholders entitled to receive that distribution will be decreased by multiplying (A) the Conversion Price by (B) a fraction, the numerator of which is the Current Market Price of the Common Stock and the denominator of which is the Current Market Price of the Common Stock plus the Fair Market Value of the portion of those evidences of indebtedness, shares of the Company's Capital Stock, other securities, cash and assets so distributed applicable to one share of Common Stock. Such adjustment shall be made successively whenever any such event shall occur.

             In case of a Spin-Off, the Conversion Price in effect immediately before the close of business on the record date fixed for determination of stockholders entitled to receive the relevant dividend or other distribution will be decreased by multiplying (x) the Conversion Price by (y) a fraction, the numerator of which is the Current Market Price of the Common Stock and the denominator of which is the Current Market Price of the Common Stock plus the Fair Market Value of the portion of those shares of Capital Stock or similar equity interests so distributed applicable to one share of Common Stock.

             The adjustment to the Conversion Price under the preceding paragraph will occur at the earlier of (1) the tenth Trading Day from, and including, the effective date of the Spin-Off and (2) the date of the Initial Public Offering of the securities being distributed in the Spin-Off, if that Initial Public Offering is effected simultaneously with the Spin-Off.

             (v) Fundamental Changes. In case any transaction or event (including, without limitation, any merger, consolidation, combination, recapitalization, sale of assets, tender or exchange offer, reclassification, compulsory share exchange or liquidation) occurs in which all or substantially all outstanding shares of Common Stock are converted into or exchanged or acquired for or constitute the right to receive stock, other securities, cash, property or assets (each, a "Fundamental Change"), the holder of each Debenture Outstanding immediately prior to the occurrence of a Fundamental Change which remains Outstanding after that Fundamental Change has the right upon any subsequent conversion to receive the kind and amount of stock, other securities, cash, property or assets that the holder would have received if that Debenture had been converted immediately prior to the Fundamental Change.

                      In case of a Fundamental Change, the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that such Debenture shall be convertible into the kind


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         and amount of shares of stock, other securities, cash or other property or assets receivable upon such Fundamental Change by a holder of a number of shares of Common Stock issuable upon conversion of such Debentures (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Debentures) immediately prior to such Fundamental Change assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities, cash or other property or assets receivable upon such Fundamental Change (provided that, if the kind or amount of stock, other securities, cash or other property or assets receivable upon such Fundamental Change is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 16.05 the kind and amount of stock, other securities, cash or other property or assets receivable upon such Fundamental Change for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 16.

             The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Debentures, at its address appearing on the Debenture Register provided for in Section
         2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

             The above provisions of this Section shall similarly apply to successive Fundamental Changes.

             (vi) Special Adjustment for Some Changes of Control. In the event of a Fundamental Change that constitutes a Change of Control in a transaction or series of related transactions in which (A) the stockholders of the Company receive consideration per share of Common Stock that is greater than the Conversion Price, without giving effect to the adjustment described below, at the effective time of the Change of Control, and (B) at least 10%, but less than 75%, of the total consideration paid to the stockholders of the Company consists of cash, cash equivalents, securities or other assets (other than publicly traded securities) (collectively, "Non-Public Consideration"), then the Conversion Price will be adjusted so that, upon conversion of Debentures Outstanding after the Change of Control, in addition to the Common Stock or other securities deliverable upon the conversion of the Debentures as described in Section 16.01 and 16.02 and subparagraphs
         (i) through (v) above, the holder will receive, in respect of each Debenture, a number of publicly traded securities of the acquiror determined through the following calculation:


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




         PV Cash Flows x (Non-Public Consideration/Total Consideration)
                              Acquiror Stock Price

         where:
         PV Cash Flows =          the present value of the aggregate interest
                                  payments that would have been payable on a Debenture from the date of conversion through March 20, 2007 calculated using a discount rate equal to 2.00% plus the yield to maturity of U.S. Treasury securities having a maturity closest to, but not later than, March 20, 2007;

         Total
         Consideration =          the total value of the consideration payable
                                  to the Company's stockholders at the effective time of such Change of Control, with the value of any assets or securities other than cash or a publicly traded security being determined in good faith by the Board of Directors based on an opinion as to such value obtained from an accounting, appraisal or investment banking firm of international standing; and

         Acquiror Stock
         Price = the Sale Price of a share of the acquiror's publicly traded common stock or other publicly traded securities delivered in connection with the Change of Control transaction at the effective time of such Change of Control;


         provided, however, that if the consideration received by the Company's stockholders in respect of such Change of Control is greater than the Conversion Price at the effective time of the Change of Control and consists of at least 75% Non-Public Consideration or if the acquiror's common stock is not publicly traded, then upon conversion of Debentures Outstanding after such Change of Control, in lieu of the foregoing Conversion Price adjustment set forth in this subparagraph (vi), each holder shall be entitled to receive, in respect of each Debenture, an additional amount in cash calculated as follows:

         PV Cash Flows x (Non-Public Consideration/Total Consideration).

             (vii) Self-Tender. In case the Company or any of its Subsidiaries engages in a tender or exchange offer for all or any portion of


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


         the Common Stock that shall expire, and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Sale Price per share of Common Stock as of the Trading Day next succeeding the Expiration Time, the Conversion Price shall be decreased so that it shall equal the rate determined by
         (A) multiplying the Conversion Price in effect immediately prior to the Expiration Time by (B) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Sale Price per share of Common Stock as of the Trading Day next succeeding the Expiration Time and the denominator of which shall be the sum of (x) the Fair Market Value of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares of Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares of Common Stock deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Sale Price per share of Common Stock as of the Trading Day next succeeding the Expiration Time, such decrease to become effective as of the opening of business on the Trading Day next succeeding the Expiration Time. In the event that the Company is obligated to purchase shares of Common Stock pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price that would then be in effect if such tender or exchange offer had not been made.

             (viii) Extraordinary distribution in cash. In case the Company pays a dividend or makes a distribution in cash on the Common Stock and the amount of cash constituting the dividend or distribution, together with all other cash distributions made by the Company on the Common Stock in the preceding twelve months for which an adjustment has not been made previously pursuant to this Section 16.05(a)(viii), exceeds 15% of the Current Market Price of the Common Stock at the close of business on the day that the Common Stock trades ex-distribution, the Conversion Price in effect immediately before the close of business on the day that the Common Stock trades ex-distribution will be adjusted by multiplying (A) the Conversion Price by (B) a fraction, the numerator of which will be the Current Market Price of the Common Stock and the denominator of which will be the Current Market Price of the Common Stock plus the amount per share of such dividend or distribution, to the extent it exceeds 15% of


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



         the Current Market Price of the Common Stock at the close of business on the day that the Common Stock trades ex-distribution.

         (b) Anything in paragraph (a) to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Conversion Price unless and until the net effect of one or more adjustments (each of which shall be carried forward until counted toward adjustment), determined as above provided, shall have resulted in a change of the Conversion Price by at least l%, and when the cumulative net effect of more than one adjustment so determined shall be to change the Conversion Price by at least 1%, such change in the Conversion Price shall thereupon be given effect. In the event that, at any time as a result of the provisions of this Article 16, the holders of Debentures upon subsequent conversion shall become entitled to receive any securities other than Common Stock, the number of such other securities so receivable upon conversion of Debentures shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained herein.

         (c) There shall be no adjustment of the Conversion Price in case of the issuance of any Capital Stock of the Company in a merger, reorganization, acquisition, reclassification, recapitalization or other similar transaction except as provided in this Section.

         (d) In any case in which Article 16 requires that an adjustment as a result of any event is to become effective from and after a record date, the Company may elect to defer until after the occurrence of that event (i) issuing to the holder of any Debentures converted after that record date and before the occurrence of that event the additional shares of Common Stock issuable upon that conversion over and above the shares issuable on the basis of the Conversion Price in effect immediately prior to adjustment and (ii) paying to such holder any amount by delivering scrip or cash in lieu of a fractional share of Common Stock.

         (e) If the Company takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof, the Company legally abandons its plan to pay or deliver the dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon conversion of Debentures or in the Conversion Price then in effect shall be required by reason of the taking of the record.

         (f) The Board of Directors shall have the power to resolve any ambiguity or, subject to applicable law, correct any error in this Article 16 and its action in so doing shall be final and conclusive.

         (g) The Company may make such reductions in the Conversion Price, in addition to those required by Section 16.05(a) as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock


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


or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

         To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall provide Notice to holders of Debentures of the reduction at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and the Notice shall state the reduced Conversion Price and the period during which it will be in effect.

         (h) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Price and may assume that the last Conversion Price of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall provide Notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective to the holders of Debentures. Failure to deliver the Notice shall not affect the legality or validity of any such adjustment.

         (i) For purposes of this Section 16.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         Section 16.06. Taxes on Shares Issued. The issue of stock certificates on conversions of Debentures shall be made without charge to the converting Debentureholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Debenture converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 16.07. Reservation of Shares; Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The


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Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to permit the conversion of all the Outstanding Debentures as such Debentures are presented for conversion from time to time.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Debentures, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

         Subject to Section 16.06, the Company covenants that all shares of Common Stock which may be issued upon conversion of Debentures will upon delivery be fully paid and nonassessable, free from all taxes, liens and charges and not subject to any preemptive rights.

         The Company further covenants that, if at any time the Common Stock shall be listed on The Nasdaq National Market or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Debentures; provided, however, that, if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Debentures into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Debentures in accordance with the requirements of such exchange or automated quotation system at such time.

          Section 16.08. Responsibility of Trustee. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any holder of Debentures to determine the Conversion Price or whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and the Trustee and any other conversion agent make no representations with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Debenture for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 16. Without


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limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to
Section 16.05 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Debentureholders upon the conversion of their Debentures after any event referred to in such Section 16.05 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 9.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 16.09. Notice to Holders Prior to Certain Actions. In case:

         (a) the Company take any action that would require an adjustment in the Conversion Price pursuant to Section 16.05; or

         (b) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and provide to each holder of Debentures at least ten (10) days prior to the applicable date hereinafter specified, Notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or
(y), if known, the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and, if known, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

                                   ARTICLE 17
                                CHANGE OF CONTROL

         Section 17.01. Change of Control Put Right.

         (a) If a Change of Control occurs, each holder of Debentures that remain Outstanding after the Change of Control will have the right to require the Company to redeem all or any part of such holder's Outstanding Debentures at the Company Redemption Price.


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


         (b) Holders of the Debentures will not have the right set forth in paragraph (a) above if:

             (i) the Sale Price per share of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement thereof (in the case of a Change of Control under paragraph (a) of the definition of "Change of Control" in Section 1.01) or the period of 10 consecutive Trading Days ending immediately before the Change of Control (in the case of a Change of Control under paragraph (b), (c) or (d) of the definition of "Change of Control" in
         Section 1.01) shall equal or exceed 105% of the Conversion Price, as adjusted pursuant to Section 16.05, immediately after the later of the Change of Control and the public announcement thereof; or

             (ii) at least 95% of the consideration in the Change of Control transaction consists of Capital Stock traded on a U.S. national securities exchange or quoted on the Nasdaq National Market, and as a result of the transaction, the Debentures become convertible solely into this Capital Stock.

         (c) Within 30 days following any Change of Control, the Company shall mail a notice to each holder with a copy to the Trustee stating:

             (i) that a Change of Control has occurred and a description of the offer of redemption;

             (ii) the Redemption Date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

             (iii) the instructions determined by the Company, consistent with this Section, that a holder must follow in order to have its Debentures redeemed.

         (d) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the redemption of Debentures as a result of a Change of Control with respect to the Company. To the extent that the provisions of any securities laws or regulations conflict with any of the provisions of this Section, the Company will comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this Section.

         (e) For a Debenture to be redeemed as provided in this Section, the Company must receive at the office or agency of the Company maintained for that purpose a "Notice of Election of Redemption Upon A Change of Control" on the reverse thereof duly completed, together with such Debentures duly endorsed


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


for transfer three Business Days prior to the Redemption Date. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for redemption shall be determined by the Company, whose determination shall be final and binding absent manifest error. A Holder may withdraw its Notice of Election of Redemption Upon a Change of Control at any time prior to 5:00 p.m., New York City time, on the day that is two Business Days prior to the Redemption Date. Such notice of withdrawal shall state (i) the aggregate principal amount of Debentures being withdrawn, (ii) in the case of Certificated Debentures, the certificate numbers of the Debentures being withdrawn and (iii) the aggregate principal amount of Debentures, if any, that remain subject to the Notice of Election of Redemption Upon a Change of Control and may be in the form of the "Notice of Withdrawal of Election of Redemption upon a Change of Control" on the reverse of the Debenture.

         On the Redemption Date set forth in the notice mailed to holders pursuant to subsection (c) above, the Company will, to the extent lawful, (i) redeem all Debentures properly tendered, (ii) deposit with the Trustee an amount equal to the Company Redemption Price of the Debentures so tendered and (iii) deliver or cause to be delivered to the Trustee Debentures so accepted together with an Officers' Certificate stating the aggregate principal amount of the Debentures being redeemed by the Company. The Trustee will promptly mail or deliver to each holder of Debentures so tendered the applicable payment for those Debentures, and, for Debentures redeemed in part only, the Company shall execute and the Trustee shall authenticate and make delivery to the Holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented. The Company shall publicly announce the results of its offer on or as soon as practicable after the Redemption Date for the redemption of Debentures in connection with a Change of Control.

         (f) In addition, a Holder of Preferred Securities may exercise its right under the Trust Agreement to redeem such Preferred Securities following a Change of Control by delivering to the Conversion Agent a Notice of Election of Redemption Upon a Change of Control and directing the Conversion Agent to (i) exchange such Preferred Security for a portion of the Debentures held by the Trust (at an exchange rate of $1,000 principal amount of Debenture for each Liquidation Preference of Preferred Security) and (ii) tender such Debenture, on behalf of such Holder of Preferred Securities, to the Company for redemption pursuant to this Article 17, and, if such Preferred Securities are in certificated form, surrendering such Preferred Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities are outstanding, the Trust shall not tender any Debenture to the Company following a Change of Control except pursuant to a Notice of Election of Redemption Upon a Change of Control delivered to the Conversion Agent by a Holder of Preferred Securities.

         (g) The Company will not be required to make an offer to redeem any Debentures upon the occurrence of a Change of Control if a third party makes an


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




offer to purchase the Debentures in the manner, at the times and otherwise in compliance with the requirements described in this Section and purchases all Debentures validly tendered and not withdrawn.

         (h) The right of the holders of Debentures described in this Section will be subject to the Company's obligation to repay or repurchase all of its Senior Indebtedness required to be repurchased or repaid in connection with a transaction or event that constitutes a Change of Control and to any contractual restrictions then contained in the Company's Senior Indebtedness.

         When the Company shall have satisfied these obligations or these obligations are not applicable to the Company, the Company shall then redeem all Debentures tendered for purchase by the Company upon a Change of Control pursuant to this Section.

                                   ARTICLE 18
                            MISCELLANEOUS PROVISIONS

         Section 18.01. Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

         Section 18.02. Official Acts by Successor Corporation. Any act or proceeding under any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

         Section 18.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company shall be deemed to have been sufficiently given or made, for all purposes, if it is in writing given or served by being deposited postage prepaid by registered or certified mail in a post office letter box or sent by facsimile transmission (confirmed by hard copy) addressed (until another address is filed by the Company with the Trustee) to Lucent Technologies Inc., 600 Mountain Avenue, Murray Hill, New Jersey, 07974, Attention: Assistant Treasury, Capital Markets, Facsimile No. (908) 582-0294, with a copy to Lucent Technologies Inc., 600 Mountain Avenue, Murray Hill, New Jersey 07974, Attention: Senior Vice President, General Counsel and Secretary, Facsimile No. (908) 582-6130. Any notice, direction, request or demand hereunder to or upon the Trustee shall be given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box or sent by facsimile transmission (confirmed by hard copy) addressed to the Corporate Trust Office, which office is, at the date as of which this Indenture is dated, located at The Bank of New York, 101 Barclay Street, 21st Floor West,

New York, New York 10286, Attention: Corporate Trust Administration, Facsimile No. (212) 896-7298.

         The Company or Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Debentureholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Debenture Register and shall be sufficiently given to him if so mailed within the time prescribed.

         Failure to mail or deliver a notice, Notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Debentureholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it; provided, however, that any notice or communication to the Trustee shall be deemed given only upon receipt.

         In case, by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

         Section 18.04. Governing Law. This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.

         Section 18.05. Evidence of Compliance with Conditions Precedent; Certificates To Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a


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


statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Section 18.06. Legal Holidays. In any case in which the date of maturity of interest on or principal of the Debentures or the date fixed for redemption of any Debenture will not be a Business Day, then payment of such interest on or principal of the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest on such payment shall accrue for the period from and after such date.

         Section 18.07. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided, however, that this Section 18.07 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         Section 18.08. No Security Interest Created. Nothing in this Indenture or the Debentures, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company and its Subsidiaries is located, other than the security interest granted to the Trustee in Section 9.07.

         Section 18.09. Benefits of Indenture. Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Debenture Registrar and their successors hereunder, the holders of Debentures, the holders of Preferred Securities and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 18.10. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 18.11. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Debentures in connection with the original issuance thereof and transfers, exchanges and substitutions of Debentures hereunder, including under Section 2.04, 2.05, 2.06, 2.07, 3.03, 3.04(b), 12.04 and 16.02 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Debentures. For all purposes of this Indenture, the authentication and delivery of Debentures by the authenticating agent shall be deemed to be authentication and delivery of such Debentures "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Debentures for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 9.09.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 18.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Debentures as the names and addresses of such holders appear on the Debenture Register.

         The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

         The provisions of Section 9.02, 9.04, 9.05, 10.03 and this Section
18.11 shall be applicable to any authenticating agent.

         Section 18.12. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 18.13. Severability. In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 18.14. No Adverse Interpretation Of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or an Affiliate. No such indenture, loan or debt agreement may be used to interpret this Indenture.

         The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.



                                         LUCENT TECHNOLOGIES INC.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         THE BANK OF NEW YORK, as Trustee


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                       EXHIBIT A

         For Global Debenture only: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NEITHER THIS SECURITY NOR THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN (1) TO THE COMPANY OR AN AFFILIATE OF THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY) OR (5) PURSUANT TO AN EFFECTIVE

REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT (I) IT IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (Y) A NON-U.S. PERSON AND (II) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. HEDGING TRANSACTIONS INVOLVING SECURITIES SOLD IN RELIANCE ON REGULATION S MAY NOT BE CONDUCTED UNLESS CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

         THIS SECURITY WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES. FOR PURPOSES OF SECTIONS 1273 AND 1275 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, THE ISSUE PRICE PER $1,000 PRINCIPAL AMOUNT OF THIS SECURITY IS $1,000, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS $1,162.50, THE ISSUE DATE IS MARCH 19, 2002 AND THE YIELD TO MATURITY, COMPOUNDED QUARTERLY, IS 7.75%.

                            LUCENT TECHNOLOGIES INC.

               7.75% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2017

                                                   CUSIP No:  549463 AF 4
                                                   ISIN:            US549463AF41

No.                                                 $[_______________]

         Lucent Technologies Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [__________________] or its registered assigns, the principal sum of [_________________] dollars [($___________)] or such other amount as set forth on Schedule A hereto on March 15, 2017, at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, quarterly, subject to deferral as set forth herein, on March 15, June 15, September 15 and December 15 (each, an "Interest Payment Date") of each year, commencing June 15, 2002, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 7.75% per annum, plus Compounded Interest and Additional Interest, if any, from March 19, 2002, or from the Interest Payment Date on which interest has been paid or duly provided for, until payment of said principal sum has been made or duly provided for; provided, however, that if the Company shall default in the payment of interest due on such Interest Payment Date, then this Debenture shall bear interest from the next preceding Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Debenture, from March 19, 2002. The Company further hereby promises to pay, at said office or agency, in like coin or currency, (i) any Additional Interest that it may from time to time be required to pay pursuant to Section 2(d) of the Registration Rights Agreement and (ii) any Compounded Interest on interest deferred pursuant to Section 4.02(a) of the Indenture, in each case, at the same time and in the same manner as payments of interest as specified above. Except as otherwise provided in the Indenture, the interest, Compounded Interest and Additional Interest payable on this Debenture pursuant to the Indenture on any Interest Payment Date will be paid to the Person entitled thereto as it appears in the Debenture Register at the close of business on the record date, which shall be the first day of each month in which such Interest Payment Date occurs (whether or not a Business Day), as provided in the Indenture; provided, however, that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture.

         Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Debentures to the prior payment in full of all Senior Indebtedness, and provisions giving the holder of this Debenture the right to convert this Debenture into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws.

         This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed.

                                                    LUCENT TECHNOLOGIES INC.

                                                    By:
                                                       -------------------------
                                                       Name:
                                                       Title:
                                                       Dated:
Attest:
        ----------------------------
        Name:
        Title:
        Dated:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debentures described in the within-named Indenture.

THE BANK OF NEW YORK, as Trustee


[[AUTHENTICATING AGENT], as Authenticating Agent]



By:
    -----------------------------
    Name:
    Title:
    Dated:

                            LUCENT TECHNOLOGIES INC.

               7.75% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2017

         This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 7.75% Convertible Subordinated Debentures due 2017 (herein called the "Debentures"), and issued under and pursuant to an Indenture dated as of March 19, 2002 (herein called the "Indenture"), between the Company and The Bank of New York, as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures.

         If an Event of Default shall occur and be continuing, unless the principal of all the Debentures shall have already become due and payable, either the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the then Outstanding Debentures hereunder, by notice in writing to the Company (and to the Trustee if given by holders of the Debentures), may declare the principal and all accrued and unpaid interest, including any Compounded Interest and Additional Interest, of all the Debentures to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture, in any supplemental indenture under which the Debentures have been issued or in the Debentures to the contrary notwithstanding; provided that, if upon an Event of Default, the Trustee or the holders of not less than twenty-five percent in aggregate principal amount of the then Outstanding Debentures do not make such declaration, the holders of not less than twenty-five percent in aggregate Liquidation Preference of the Preferred Securities then outstanding shall have such right, by notice in writing to the Company and the Trustee, to declare the principal and all accrued and unpaid interest, including any Compounded Interest and Additional Interest, of all the Debentures to be due and payable immediately; provided further that, if an Event of Default set forth in clauses (v), (vi) or (vii) of Section 8.01(a) of the Indenture occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee, the Company or any holder of Debentures or Preferred Securities; and provided further, that in any case, that such principal and interest shall remain subordinated to the extent provided in Article 5 of the Indenture.

         Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Debentures at the time Outstanding may on behalf of the holders of all of the Debentures waive any past default under the Indenture and its consequences except a default in the payment of interest or any premium on, or the principal of, any of the Debentures. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

         The Indenture contains provisions permitting, with the consent (evidenced as provided in Article 10 of the Indenture) of the holders of (i) not less than a majority in aggregate principal amount of the Debentures at the time Outstanding and (ii) so long as any Debentures are held by the Property Trustee, the holders of not less than a majority in aggregate Liquidation Preference of the Common Securities and Preferred Securities at the time outstanding, voting together as a single class, or, in the event that an Event of Default has occurred and is continuing, the holders of not less than a majority in aggregate Liquidation Preference of the Preferred Securities at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee to, from time to time and at any time, enter into supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon (other than through an Extended Interest Payment Period pursuant to Article 4 of the Indenture), or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Debentures, or change any obligation of the Company to redeem any Debenture upon the happening of a Change of Control or otherwise in a manner adverse to the holders of Debentures, or impair the right to convert the Debentures pursuant to the terms set forth in the Indenture without the consent of the holder of each Debenture so affected or (ii) reduce the aforesaid percentage of Debentures or Preferred Securities and Common Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then Outstanding (or, while the Preferred Securities and Common Securities are outstanding, the consent of the holders of all the Preferred Securities and Common Securities then outstanding). In addition, any amendment to, or waiver of, the provisions of the Indenture relating to subordination of the Indenture that adversely affects the rights of the holders of the Debentures will require the consent of the holders of (i) at least two-thirds in aggregate principal amount of the Debentures then Outstanding and
(ii) so long as any Debentures are held by the Property Trustee, at least two-thirds in aggregate Liquidation Preference of the Preferred Securities at the time outstanding.

         The indebtedness evidenced by the Debentures is, to the extent and in the manner provided in the Indenture, expressly subordinated and subject in right of payment, to the extent and in the manner provided in Article 5 of the Indenture, to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of the Indenture or thereafter incurred, and this Debenture is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee its attorney-in-fact for such purpose.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Debentures shall be computed on the basis of a 360-day year comprised of twelve (12) 30-day months. For periods less than a full month, interest on the Debentures shall be computed on the basis of the actual number of elapsed days based on a 360-day year.

         So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of the Debentures, from time to time to extend the interest payment period for the Debentures for up to 20 consecutive quarterly interest periods with respect to each deferred period (each, an "Extended Interest Payment Period"), and at the end of which period the Company shall pay all interest accrued and unpaid thereon (together with interest on such deferred interest at the rate of 9.25% per annum to the extent permitted by applicable law, compounded quarterly ("Compounded Interest")); provided that no Extended Interest Payment Period may extend beyond the Maturity Date or any Redemption Date of the Debentures.

         During any Extended Interest Payment Period the Company shall not, and shall cause its Subsidiaries, other than the Trust, not to (i) declare or pay any dividends on, or redeem, purchase, acquire or make a distribution or liquidation payment with respect to, any of its Common Stock or preferred stock or any other securities of the Company similar to the Preferred Securities or
(ii) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company ranking equally with or junior to the Debentures or make any guarantee payments with respect to such securities.

         The Debentures are issuable in fully registered form, without coupons, in denominations equal to integral multiples of $1,000. At an office or agency maintained by the Company for that purpose in accordance with the terms of the Indenture, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of

Debentures, Debentures may be exchanged for a like aggregate principal amount of Debentures of any other authorized denominations.

         The Debentures may be redeemed by the Company for cash, in whole or in part, at any time on or after March 20, 2007, upon delivery of a Redemption Notice as set forth in Section 3.04 of the Indenture, at the following prices (expressed in percentages of principal amount) if redeemed during the 12-month period commencing March 20 in each year of the following years indicated:


                              Year                 Redemption Price
                              ----                 ----------------
                   2007....................              103.88%
                   2008....................              103.10%
                   2009....................              102.33%
                   2010....................              101.55%
                   2011....................              100.78%
                   2012 and thereafter                   100.00%


plus an amount equal to accrued and unpaid Interest, if any, on the Debentures to be redeemed, to, but excluding, the date of redemption (the "Optional Redemption Price").

         Upon the occurrence and continuance of a Tax Event or an Investment Company Event, the Company may, at its option, redeem the Debentures at the Company Redemption Price (i) at any time, in whole or in part, within 90 days after such Tax Event or (ii) at any time, in whole but not in part, within 90 days after such Investment Company Event; provided that while the Trust is the holder of the Debentures, the Company may effect such redemption only if dissolving the Trust and causing the Trust to distribute the Outstanding Debentures to the holders of Preferred Securities pursuant to Article 9 of the Trust Agreement would not prevent the occurrence of, or cure, such Tax Event or Investment Company Event.

         The Company may not redeem the Debentures in part unless all accrued and unpaid interest, including Compounded Interest and Additional Interest, if any, shall have been paid in full on all Outstanding Debentures on the Interest Payment Date immediately preceding the Redemption Date. So long as the corresponding Trust Securities are outstanding, the proceeds from the redemption of the Debentures will be used to redeem the Trust Securities.

         If a Change of Control occurs, each holder of Debentures that remain Outstanding after the Change of Control shall have the right to require the Company to redeem all or any part of such holder's Outstanding Debentures at the Company Redemption Price. This right of holders will be subject to (i) the conditions set forth in Section 17.01(b) of the Indenture, (ii) the Company's obligation to repay or repurchase any Senior Indebtedness required in connection with a Change of Control and (iii) any contractual restrictions then contained in the Company's Senior Indebtedness.

         Subject to and upon compliance with the provisions of the Indenture, the holder hereof has the right, at its option, at any time after the earlier of
(i) March 19, 2003, and (ii) the day immediately following the date of the share distribution in connection with the Company's Spin-Off of Agere Systems, Inc., through 5:00 p.m., New York City time, on the Maturity Date (except that, with respect to any Debenture or portion of a Debenture that shall be called for redemption, such right shall terminate, except as provided in Section 16.02 or
Section 3.02 of the Indenture, at the close of business on the Business Day next preceding the applicable Redemption Date for such Debenture or portion of a Debenture unless the Company shall default in payment due upon redemption thereof), to convert the principal amount hereof, or any portion of such principal amount which is equal to $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of this Debenture, or portion thereof to be converted, by the Conversion Price of $6.10, as may adjusted from time to time as provided in the Indenture, by surrender of this Debenture, duly endorsed, and the completion of other procedures set forth in the Indenture including submission of a conversion notice in the form entitled "Conversion Notice" attached hereto and, if this Debenture (or portion hereof) is surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the following Interest Payment Date, this Debenture (or portion hereof being converted), unless this Debenture (or portion hereof) has been called for redemption on a Redemption Date occurring after such Record Date and before such Interest Payment Date, must be accompanied by an amount, in immediately available same day funds or other funds acceptable to the Company, equal to the interest payable on such Interest Payment Date on the principal amount being converted; provided, however, that no such payment shall be required if there shall exist at the time of conversion an announced default in the payment of interest on the Debentures. The Company's delivery upon conversion of the number of shares of Common Stock into which the Debentures surrendered for conversion are convertible (together with cash or scrip in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at maturity of the portion of Debentures so converted and any accrued and unpaid interest thereon, including Compounded Interest and Additional Interest, if any. No fractional shares of Common Stock will be issued upon any conversion of Debentures. In lieu thereof, the Company shall deliver, at its option, and in its sole discretion, (i) scrip that will entitle the holder to receive a full share of Common Stock upon surrender of such scrip aggregating a full share or (ii) cash based on the Sale Price on the Trading Day immediately prior to the day such Debenture is converted. A Debenture in respect of which a holder is exercising its right to require redemption upon a Change of Control may be converted only if such holder withdraws its election to exercise such right in accordance with the terms of the Indenture. Any Debentures called for redemption, unless surrendered for conversion by the holders thereof on or before the close of business on the Business Day preceding the date fixed for redemption, may be deemed to be purchased from the holders of such Debentures for an amount equal to the applicable Redemption Price by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Debentures from the holders thereof and convert them into shares of the Company's Common Stock and (ii) to make payment for such Debentures as aforesaid to the Trustee in trust for the holders.

         Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof; subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any paying agent, any conversion agent and any Debenture Registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture Registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any conversion agent nor any Debenture Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall be valid, and, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

         To the extent permitted by law, no recourse for the payment of the principal of, or premium, if any, or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         Terms used in this Debenture and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations.

                  TEN COM = tenants in common

                  UNIF GIFT MIN ACT = Uniform Gift to Minors Act

                  TEN ENJ = tenants by the entireties

                  CUST = custodian

                  JT TEN = joint tenants with right of survivorship and not as tenants in common

         Additional abbreviations may also be used though not in the above list.

                                   SCHEDULE A

         The initial principal amount of this [Global] Certificate shall be $__________. The following increases or decreases in the principal amount of this [Global] Certificate have been made:


-------------------------------------------------------------------------------------------------
                          Amount of
                         increase in
                       Principal Amount
                       of this [Global]       Amount of        Principal Amount      Signature of
                         Certificate         decrease in       of this [Global]       authorized
                        including upon     Principal Amount      Certificate          officer of
                         exercise of           of this          following such        Trustee or
                        over-allotment         [Global]          decrease or          Securities
     Date Made              option           Certificate           increase           Custodian
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                                         ASSIGNMENT

         For value received __________________________________________ hereby sell(s) assign(s) and transfer(s) unto ______________________________
__________________________________________________________________ (Please
insert social security or other Taxpayer Identification Number and address of assignee) the within Debenture, and hereby irrevocably constitutes and appoints ____________________________________ agent to transfer said Debenture on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the Debenture prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act") (or any successor provision), the undersigned confirms that such Debenture is being transferred:

1.    [  ]     to Lucent Technologies Inc. or an affiliate thereof; or

2.    [  ]     so long as this Debenture is eligible for resale pursuant to Rule
               144A under the Securities Act to a person whom the undersigned reasonably believes is a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on, pursuant to and in compliance with Rule 144A; or

3.    [  ]     outside the United States in an offshore transaction complying with Regulation S under the Securities Act; or

4.    [  ]     pursuant to an exemption from registration under the Securities
               Act provided by Rule 144 under the Securities Act; or

5.    [  ]     pursuant to an effective registration statement under the
               Securities Act.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Debentures evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated:
       -----------------               -----------------------------

                                       -----------------------------
                                       Signature(s)

                                         NOTICE: The above signatures of the
                                         holder(s) hereof must correspond with
                                         the name as written upon the face of
                                         the Debenture
                                         in every particular without alteration
                                         or enlargement or any change whatever.

                                       Signature(s) must be guaranteed by an
                                       "eligible guarantor institution" meeting the requirements of the Debenture Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Debenture Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                       --------------------------
                                       Signature Guarantee

                                CONVERSION NOTICE

TO: LUCENT TECHNOLOGIES INC.


         The undersigned registered owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion thereof (which is equal to $1,000 or an integral multiple thereof) below designated, into shares of Common Stock, par value $.01 per share, of Lucent Technologies Inc. in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon such conversion, together with any scrip or cash representing fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Debenture not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Debenture.

Dated:
      ---------------

---------------------

---------------------

Signature(s)

                                         NOTICE: The above signatures of the
                                         holder(s) hereof must correspond with
                                         the name as written upon the face of
                                         the Debenture in every particular
                                         without alteration or enlargement or
                                         any change whatever.

            Signature(s) must be guaranteed by an "eligible guarantor institution" meeting the requirements of Lucent Technologies Inc. or its conversion agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Lucent Technologies Inc. or its conversion agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

            ------------------------
            Signature Guarantee

         Fill in the registration of shares of Common Stock if to be issued, and Debentures if to be delivered, other than to and in the name of the registered holder:


----------------------------------
(Name)

----------------------------------
(Street Address)

----------------------------------
(City, State and Zip Code)

----------------------------------
Please print name and address

Principal amount to be converted
(if less than all):

---------------------------------

Social Security or Other Taxpayer
Identification Number:

---------------------------------

                        NOTICE OF ELECTION OF REDEMPTION
                            UPON A CHANGE OF CONTROL

TO: LUCENT TECHNOLOGIES INC.


         The undersigned registered owner of this Debenture hereby acknowledges receipt of a notice from Lucent Technologies Inc. (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to redeem the entire principal amount of this Debenture, or the portion thereof (which is equal to $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Debenture at the price of 100% of such entire principal amount or portion thereof, together with accrued interest to, but excluding, such repayment date, to the registered holder hereof.

Dated:
       ------------

-------------------

-------------------
Signature(s)

                                         NOTICE: The above signatures of the
                                         holder(s) hereof must correspond with
                                         the name as written upon the face of
                                         the Debenture in every particular
                                         without alteration or enlargement or
                                         any change whatever.

                                         Principal amount to be repaid (if less
                                         than all):

                                         ------------------------------

                                         ------------------------------
                                         Social security or other taxpayer
                                         identification number

                                     Please print or typewrite name and address, including zip code:

                                     ------------------------------

                                     ------------------------------

                                     ------------------------------

                                     ------------------------------


Signature Guarantee:*
                      ------------------------------

                                         Signatures must be guaranteed by an
                                         "eligible guarantor institution"
                                         meeting the requirements of the
                                         Debenture Registrar, which requirements
                                         include membership or participation in
                                         the Security Transfer Agent Medallion
                                         Program ("STAMP") or such other
                                         "signature guarantee program" as may be
                                         determined by the Debenture Registrar
                                         in addition to, or in substitution for,
                                         STAMP, all in accordance with the
                                         Securities Exchange Act of 1934, as
                                         amended.

                              NOTICE OF WITHDRAWAL
                                       OF
                             ELECTION OF REDEMPTION
                            UPON A CHANGE OF CONTROL

TO: Lucent Technologies Inc.

         The undersigned registered owner of this Debenture hereby withdraws the Notice of Election of Redemption Upon a Change of Control it has previously delivered to the Conversion Agent.

         This Notice of Withdrawal applies to $____________ aggregate principal amount of Debentures, which, if in certificated form, are represented by Certificate Nos. ____________.

         The undersigned hereby directs the Conversion Agent to return such Debentures.

         The previously delivered Notice of Election of Redemption Upon a Change of Control continues to apply to $____________ aggregate principal amount of Debentures, and, with respect to such Debentures, the undersigned directs the Conversion Agent to comply with the instructions contained in the previously delivered Notice of Election of Redemption Upon a Change of Control.

Dated:
       -----------------------                 -----------------------------

                                               -----------------------------
                                               Signature(s)

                                               NOTICE: The above signatures of
                                               the holder(s) hereof must
                                               correspond with the name as
                                               written upon the face of the
                                               Debenture in every particular
                                               without alteration or enlargement
                                               or any change whatever.

                                         ------------------------------

                                         ------------------------------
                                         Social security or other taxpayer
                                         identification number

                                     Please print or typewrite name and address, including zip code, and social security or other identifying number:

                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------

                                     ------------------------------------



Signature Guarantee:*
                      ------------------------------

                                         Signatures must be guaranteed by an
                                         "eligible guarantor institution"
                                         meeting the requirements of the
                                         Debenture Registrar, which requirements
                                         include membership or participation in
                                         the Security Transfer Agent Medallion
                                         Program ("STAMP") or such other
                                         "signature guarantee program" as may be
                                         determined by the Debenture Registrar
                                         in addition to, or in substitution for,
                                         STAMP, all in accordance with the
                                         Securities Exchange Act of 1934, as
                                         amended.